Exhibit 99.8

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2019

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2019

Prepared For:

Hammerhead Resources Inc.

2700, 525 – 8th Avenue SW

Calgary, Alberta T2P 3G6

Prepared By:

McDaniel & Associates Consultants Ltd.

2000, 525 – 8th Avenue SW

Eighth Avenue Place, East

Tower Calgary, Alberta

T2P 1G1

November 2022

HAMMERHEAD RESOURCES INC.

TABLE OF CONTENTS

Covering Letter

Certificates of Qualification

Summary

Total Company Reserves and Net Present Value	Table A

Figures

Property Location Map

Company Share Sales Volumes

Cash Flow Summary

Reserves Distribution by Reserves Class and Product

Reserves and Net Present Value Distribution for Properties

F1 Summary

F1 Summary Tables

Summary of Oil and Gas Reserves	Table F1-1

Summary of Net Present Value of Future Net Revenue	Table F1-2

Total Future Net Revenue (Undiscounted)	Table F1-3

Future Net Revenue by Product Type	Table F1-4

Future Capital, Abandonment, Decommissioning and Reclamation Costs	Table F1-5

Summary of Price Forecasts

Evaluation Methodology

APPENDIX 1 Total Proved Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1

Reserves and Net Present Value by Property	Table 2

APPENDIX 2 Proved Developed Producing Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1

Reserves and Net Present Value by Property	Table 2

APPENDIX 3 Proved Undeveloped Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1

Reserves and Net Present Value by Property	Table 2

APPENDIX 4 Summary of Reserve Estimates

Summary of Reserve Estimates	Reserve Estimates

APPENDIX 5 Company Interest Data

List of Interests and Burdens	Interest

November 11, 2022

Hammerhead Resources Inc.

2700, 525 – 8th Avenue SW

Calgary, Alberta

T2P 1G1

Attention:	Mr. Scott W. Sobie, President and Chief Executive Officer

Reference:	Hammerhead Resources Inc.
Evaluation of Petroleum Reserves
Constant Prices and Costs

Dear Sir:

Pursuant to your request, we have prepared an evaluation of the proved petroleum reserves and the net present values of these reserves for the petroleum interests of Hammerhead Resources Inc., hereinafter referred to as the “Company”, as of December 31, 2019. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. The completion date of our report is November 11, 2022. This report was prepared in accordance with guidelines specified in Item 1202(a)(8) of Regulation S-K and is to be used for inclusion in certain filings of the SEC.

The future net revenues and net present values presented in this report were calculated using constant prices and costs based on the average first-day-of-the-month petroleum product prices for the 12 months of 2019 with no inflation of operating or capital costs and were presented in Canadian dollars. All of the future net revenues and net present value estimates in this report are presented before income taxes. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates.

The properties evaluated in this report were indicated to include 100% of the Company’s petroleum interests in Canada. The Company’s principal crude oil properties are located in the Karr, Gold Creek and Simonette areas in the Province of Alberta.

2000, Eighth Avenue Place, East Tower, 525 – 8 Avenue SW, Calgary AB T2P 1G1 Tel: (403) 262-5506 Fax: (403) 233-2744

Hammerhead Resources Inc.	Page 2
Constant Prices and Costs	November 11, 2022

The Company’s share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. The location of the Company’s properties and a summary of the forecast production, net revenue and reserves distributions are presented graphically in the summary section. Tables summarizing the reserves, production and revenues for the various reserves classes are presented in Appendices 1 to 4. A summary of the Company’s interests and burdens in each property is presented in Appendix 5. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the “Evaluation Methodology” section.

In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report. We used all methods and procedures as it considered necessary under the circumstances to prepare the report. Assumptions, data, methods and procedures are appropriate for the purpose served by the report.

The reserves estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. The reserves estimates for all properties evaluated in the report meet the requirements for reasonable certainty in Rule 4-10(a)(24) of Regulation S-X.

Hammerhead Resources Inc.	Page 3
Constant Prices and Costs	November 11, 2022

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous. Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.
APEGA PERMIT NUMBER: P3145

/s/ Michael J. Verney	/s/ Steven W. Carmichael
Michael J. Verney, P.Eng.	Steven W. Carmichael, P.Eng.
November 11, 2022	November 11, 2022

/s/ Josée C. Arpin	/s/ David G. Jenkinson
Josée C. Arpin, P.Eng.	David G. Jenkinson, P.Geol.
November 11, 2022

MJV/SWC/JCA/DGJ:jep
[22-0163]

CERTIFICATE OF QUALIFICATION

I, Michael Verney, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2019”, dated November 11, 2022, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the Queen’s University in the years 2002 to 2006 and that I graduated with a Bachelor of Science degree in Civil Engineering and a Bachelor of Arts degree in Economics, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 90680

Calgary, Alberta

Dated: November 11, 2022

CERTIFICATE OF QUALIFICATION

I, Steven W. Carmichael, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am a Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2019”, dated November 11, 2022, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the University of Calgary in the years 1999 to 2003 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta; that I am a member of the Society of Petroleum Engineers and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 69935

Calgary, Alberta

Dated: November 11, 2022

CERTIFICATE OF QUALIFICATION

I, Josée C. Arpin, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Evaluation Engineer of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2019”, dated November 11, 2022, and that I was involved in the preparation of this report.

2.

That I attended the University of Calgary in the years 2012 to 2017 and that I graduated with a Bachelor of Science in Oil and Gas Engineering, and that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of four years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 205608

Calgary, Alberta

Dated: November 11, 2022

CERTIFICATE OF QUALIFICATION

I, David G. Jenkinson, Petroleum Geologist of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President for McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2019”, dated November 11, 2022 and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the University of Saskatchewan in the years 2000 to 2004, graduating with a Bachelor of Science degree in Geology; that I am a registered Professional Geologist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 81046

Calgary, Alberta

Dated: November 11, 2022

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table A
Eff. Date: December 31, 2019
Currency: CAD	Total Company Reserves and Net Present Value
Constant Prices and Costs as of December 31, 2019
Total Company

	PDP	PNP	PUD	TP
Crude Oil (Mbbl)
Working Interest Volume	9,097.9	—	44,634.6	53,732.4
Royalty Interest Volume	—	—	—	—
Net Volume	7,773.2	—	40,059.2	47,832.4
Natural Gas (MMcf)
Working Interest Volume	130,798.3	—	421,168.2	551,966.5
Royalty Interest Volume	—	—	—	—
Net Volume	122,572.8	—	400,109.8	522,682.6
Condensate (Mbbl)
Working Interest Volume	165.0	—	—	165.0
Royalty Interest Volume	—	—	—	—
Net Volume	99.3	—	—	99.3
Natural Gas Liquids (Mbbl) (1)
Working Interest Volume	3,828.3	—	12,909.6	16,737.9
Royalty Interest Volume	—	—	—	—
Net Volume	3,249.4	—	11,733.7	14,983.1
Total (MBOE) (2)
Working Interest Volume	34,890.9	—	127,738.9	162,629.7
Royalty Interest Volume	—	—	—	—
Net Volume	31,550.7	—	118,477.8	150,028.5
Net Present Value Before Tax (M$)
0.0%	291,093.2	—	728,378.2	1,019,471.4
5.0%	282,854.5	—	506,262.1	789,116.7
10.0%	264,923.2	—	353,010.6	617,933.8
15.0%	247,945.9	—	245,776.7	493,722.6
20.0%	233,326.5	—	169,453.7	402,780.1
$/BOE Before Tax (3)
0.0%	8.34	—	5.70	6.27
5.0%	8.11	—	3.96	4.85
10.0%	7.59	—	2.76	3.80
15.0%	7.11	—	1.92	3.04
20.0%	6.69	—	1.33	2.48
Net Present Value After Tax (M$)
0.0%	291,093.2	—	728,378.2	1,019,471.4
5.0%	282,854.5	—	506,262.1	789,116.7
10.0%	264,923.2	—	353,010.6	617,933.8
15.0%	247,945.9	—	245,776.7	493,722.6
20.0%	233,326.5	—	169,453.7	402,780.1

(1)	Natural Gas Liquids volumes do not include Condensate.
(2)

Barrels of Oil Equivalent based on 6:1 for Natural Gas, 1:1 for Condensate and C5+, 1:1 for Ethane,1:1 for Propane, 1:1 for Butanes. BOE’s may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

(3)	NPV/BOE based on Company Share BOE reserves.

22-0163	2022-09-02 3:12:12 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.
Eff. Date: December 31, 2019
Currency: CAD	Company Share Sales Volumes
Constant Prices and Costs as of December 31, 2019

Total Reserves

Total Company

Crude Oil (Mbbl/day)
100
10
1
0.1
PDP
TP
Natural Gas (MMcf/day)
1,000
100
10
1
PDP
TP
Condensate (bbl/day)
1,000
100
10
1
PDP
TP
NGL (bbl/day)
10,000
1,000
100
10
PDP
TP
BOE (MBOE/day)
100
10
1
0.1
PDP
TP
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034

Historical production data is estimated based on the company share interest as of the reference date.

22-0163	2022-09-02 3:12:07 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.
Eff. Date: December 31, 2019
Currency: CAD	Cash Flow Summary
Constant Prices and Costs as of December 31, 2019
Total Reserves

Total Company

Company Share Revenue (MM$)

Net Operating Income (MM$)

Total Capital (MM$)

Future Net Revenue Before Tax (MM$)

22-0163	2022-09-02 3:12:06 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.
Eff. Date: December 31, 2019
Currency: CAD	Reserves Distribution by Reserves Class and Product
Constant Prices and Costs as of December 31, 2019
Total Reserves

Total Company

Reserves Distribution by Reserves Class

Reserves Distribution by Product

Total Proved Reserves

(1)	Distribution percentages may not add up to 100% due to rounding.

22-0163	2022-09-02 3:12:07 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value Distribution for Properties
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

Top Properties by 10% NPV

Top Crude Oil Properties by Volume	Top Natural Gas Properties by Volume	Top Condensate Properties by Volume

(1)	Distribution percentages may not add up to 100% due to rounding.

22-0163	2022-09-07 8:25:57 AM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table F1-1
Eff. Date: December 31, 2019
Currency: CAD	Summary of Oil and Gas Reserves
Constant Prices and Costs as of December 31, 2019
Total Reserves

Total Company

Reserves

	Light & Medium Oil		Heavy Oil		Tight Oil
	Gross (1)	Net (2)	Gross (1)	Net (2)	Gross (1)	Net (2)
Reserves Category	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)
Proved
Developed Producing	—	—	—	—	9,097.9	7,773.2
Developed Non-Producing	—	—	—	—	—	—
Undeveloped	—	—	—	—	44,634.6	40,059.2
Total Proved	—	—	—	—	53,732.4	47,832.4

	Conventional Natural Gas		Shale Gas		Natural Gas Liquids (3)
	Gross (1)	Net (2)	Gross (1)	Net (2)	Gross (1)	Net (2)
Reserves Category	(MMcf)	(MMcf)	(MMcf)	(MMcf)	(Mbbl)	(Mbbl)
Proved
Developed Producing	—	—	130,798.3	122,572.8	3,993.3	3,348.7
Developed Non-Producing	—	—	—	—	—	—
Undeveloped	—	—	421,168.2	400,109.8	12,909.6	11,733.7
Total Proved	—	—	551,966.5	522,682.6	16,902.9	15,082.4

(1)	Gross reserves are working interest reserves before royalty deductions.
(2)	Net reserves are working interest reserves after royalty deductions plus royalty interest reserves.
(3)	Natural Gas Liquids include Condensate volumes.

22-0163	2022-09-02 3:12:09 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table F1-2
Eff. Date: December 31, 2019
Currency: CAD	Summary of Net Present Value of Future Net Revenue
Constant Prices and Costs as of December 31, 2019
Total Reserves

Total Company

Net Present Values of Future Net Revenue

											Unit Value
	Before Income Taxes Discounted at (%/year)					After Income Taxes Discounted at (%/year)					Before Tax
	@0.0%	@5.0%	@10.0%	@15.0%	@20.0%	@0.0%	@5.0%	@10.0%	@15.0%	@20.0%	@10.0% (1)
Reserves Category	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	($/BOE)
Proved
Developed Producing	291,093.2	282,854.5	264,923.2	247,945.9	233,326.5	291,093.2	282,854.5	264,923.2	247,945.9	233,326.5	8.40
Developed Non-Producing	—	—	—	—	—	—	—	—	—	—	—
Undeveloped	728,378.2	506,262.1	353,010.6	245,776.7	169,453.7	728,378.2	506,262.1	353,010.6	245,776.7	169,453.7	2.98
Total Proved	1,019,471.4	789,116.7	617,933.8	493,722.6	402,780.1	1,019,471.4	789,116.7	617,933.8	493,722.6	402,780.1	4.12

(1)	The unit values are based on net reserve volumes.

22-0163	2022-09-02 3:12:09 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table F1-3
Eff. Date: December 31, 2019
Currency: CAD	Total Future Net Revenue (Undiscounted)
Constant Prices and Costs as of December 31, 2019

Total Reserves

Total Company

Reserves Category	Revenue (1) M$	Royalties (2) M$	Operating Costs M$	Development Costs M$	ADR Costs M$	Future Net Revenue Before Income Taxes M$	Income Taxes M$	Future Net Revenue After Income Taxes M$
Total Proved Reserves	5,240,443	466,552	2,306,111	1,402,355	45,953	1,019,471	—	1,019,471

(1)	Includes all product revenues and other revenues as forecast.
(2)	Royalties include any net profits interests paid, as well as the Saskatchewan Corporation Capital Tax Surcharge.

22-0163	2022-09-02 3:12:10 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table F1-4
Eff. Date: December 31, 2019
Currency: CAD	Future Net Revenue by Product Type
Constant Prices and Costs as of December 31, 2019
Total Reserves

Total Company

		Future Net Revenue
		Before Income Taxes	Unit Value (1)
		(discounted @ 10%)	$/Mcf
Reserves Category	Product Type	M$	$/bbl
Total Proved Reserves	Tight Oil (Including Solution Gas and By-products)	612,739	12.81
	Shale Gas (Including By-products)	5,195	0.45
	Total	617,934

(1)	Unit values are calculated using the 10% discount rate divided by the Major Product Type Net reserves for each group.

22-0163	2022-09-02 3:12:10 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table F1-5
Eff. Date: December 31, 2019
Currency: CAD	Future Capital, Abandonment, Decommissioning and Reclamation Costs
Constant Prices and Costs as of December 31, 2019
Total Reserves

Total Company

	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	Remaining	Total
Development Cost Forecast (M$)
Total Proved
Undiscounted	182,130	148,900	380,350	357,875	310,300	2,400	2,400	2,400	2,400	2,400	2,160	1,920	1,680	1,440	1,200	2,400	1,402,355
Discounted @ 10.0%	171,093	131,607	300,986	255,479	203,763	1,415	1,287	1,170	1,063	967	791	639	508	396	300	498	1,071,962
Abandonment, Decommissioning and Reclamation Cost Forecast (M$)
Total Proved
Undiscounted	—	—	300	—	—	—	—	—	—	—	—	—	—	—	—	45,654	45,953
Discounted @ 10.0%	—	—	235	—	—	—	—	—	—	—	—	—	—	—	—	3,973	4,208

22-0163	2022-09-02 3:12:11 PM

McDaniel & Associates Consultants Ltd.

December 31, 2019 Constant Product Price Schedule

Crude Oil Prices
West Texas Intermediate ($U.S./bbl) (1)	55.85
Edmonton Light Crude ($Cdn./bbl) (1)	66.73
Natural Gas
U.S. Henry Hub ($U.S./MMBtu) (1)	2.58
AECO Spot ($Cdn./MMBtu) (1)	1.76
Natural Gas Liquids (Edmonton Reference Price $Cdn./bbl)
Propane Edmonton (2)	16.75
Field Butane Edmonton (2)	22.55
Natural Gasolines & Condensate (2)	69.58
Exchange Rate (1)
$US/$CAN	0.75

1)	Based on the average first-day-of-the-month price for the previous 12 months.
2)	Based on average to benchmark prices.

C191231

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2019

Evaluation Methodology

INTRODUCTION

Estimates of the proved petroleum reserves and the associated net present values before income taxes attributable to the properties of the Company have been presented in this report as of December 31, 2019. Reserves estimates were prepared for three properties in which the Company was indicated to have an interest in Western Canada based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs.

The basic information employed in the preparation of this report was obtained from the Company’s files, public sources and from our own non-confidential files. A field inspection of the properties was not conducted in view of the generally accepted reliability of the data sources for Western Canadian properties.

The effective date of this report is December 31, 2019. The reserves estimates presented herein were based upon a number of factors and assumptions, including the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation, commodity prices, future operating and capital costs, availability of future capital, and the assumed effects of regulation by governmental agencies, including with respect to royalty payments, all of which may vary considerably from actual results. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. As of December 31, 2021, there are no proved undeveloped reserves that will remain undeveloped for five years or more. A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section.

RESERVES ESTIMATES

There are numerous uncertainties inherent in estimating economically recoverable quantities of oil, NGLs and natural gas reserves, including many factors beyond our control. All oil, NGLs and natural gas reserve estimates are uncertain to some degree, and classifications of oil, NGLs and natural gas reserves are only attempts to define the degree of uncertainty involved. For those reasons, estimates of the quantity of oil, NGLs and natural gas economically recoverable from a group of properties and the classification of such oil, NGLs and natural gas reserves, when prepared by different engineers or by the same engineers at different times, may vary substantially. Additionally, estimates with respect to oil, NGLs and natural gas reserves are often based upon volumetric calculations and upon analogy to similar types of reserves, rather than upon actual production history. Oil, NGLs and natural gas reserve estimates based on these methods are generally less reliable than those based on actual production history. Subsequent evaluation of the same reserves based upon production history will result in variations in the estimated reserves and these variations may be material.

Hammerhead Resources Inc.	Page 2
Constant Prices and Costs	November 11, 2022

Crude Oil

The crude oil reserves estimates presented in this report were based on a review of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the original oil in-place were based on individual well petrophysical interpretations, geological studies of pool configurations, and in some cases on published estimates. In those cases where indicative oil production decline and/or increasing gas-oil and oil cut trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. Where definitive production information was not yet available, the reserves estimates were usually volumetrically determined using recovery factors based on analogy with similar wells or reservoirs or on estimates of recovery efficiencies. The cumulative production figures were taken from published sources or from records of the Company and estimated for those recent periods where such data were not available.

Natural Gas and Products

The natural gas reserves estimates for non-associated gas and gas cap pools were based on a study of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the initial gas in-place were based on individual well petrophysical interpretations, geological studies of the pools and areas, and in some cases on published estimates. Material balance estimates of the initial gas in-place were employed where sufficient information was available for a reliable estimate. The reserves recoverable from the currently producing properties were estimated from studies of production performance characteristics and/or reservoir pressure histories. In those cases where indicative gas production decline and/or increasing oil-gas ratio and water-gas ratio trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. In cases of competitive drainage in multi-well pools the reserves were based on an analysis of the relevant factors relating to the future pool depletion by existing and possible future wells. The recovery factors for the non-producing properties were estimated from a consideration of test rates, reservoir pressures and by analogy with similar wells or reservoirs.

Natural gas reserves estimates for solution gas production from producing crude oil properties were based on an analysis of producing gas-oil ratios and existing sales gas recoveries. Solution gas reserves were assigned to non-producing oil properties where there was a likelihood of those reserves being recovered and sold from existing facilities or facilities that are expected to be available in the near future.

The natural gas products reserves estimates for the producing properties were based on historical and anticipated future recoveries of these products from the natural gas reserves. The natural gas products recoveries from the non-producing natural gas reserves were estimated from gas analyses, well test information and from analogy with similar reservoirs. Natural gas products reserves were only assigned to non-producing properties in those cases where there was a likelihood that the gas production would be processed through existing facilities capable of extracting these products or where such a facility will be available in the near future.

Hammerhead Resources Inc.	Page 3
Constant Prices and Costs	November 11, 2022

SEC RESERVES DEFINITIONS

The proved reserves and net present values estimates presented in this report were prepared to comply with the United States Securities and Exchange Commission (SEC) reserves definitions.

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

a.	The area identified by drilling and limited by fluid contacts, if any, and

b.

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

a.

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

Hammerhead Resources Inc.	Page 4
Constant Prices and Costs	November 11, 2022

b.	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Hammerhead Resources Inc.	Page 5
Constant Prices and Costs	November 11, 2022

Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

NET PRESENT VALUE ESTIMATES

The net present values of the petroleum reserves were obtained by employing future production and revenue analyses. The future crude oil production was generally predicated on the anticipated performance characteristics of the individual wells and reservoirs in question. The future natural gas production was also predicated on the anticipated performance characteristics of the individual wells and reservoirs in question with an allowance for any gas sales contract or gas processing facility restrictions. In those areas where shut-in natural gas reserves exist, the commencement of production was based on the proximity to a pipeline connection and the relevant factors relating to the future marketing of the reserves. The future production of gas-cap reserves was assumed to occur near the end of the oil producing life. Solution gas production was based on the forecast of the oil producing rates and current and forecast sales gas-oil ratios. The natural gas products production forecasts were based on the anticipated recoveries of these products from the produced natural gas.

The Company’s share of future crude oil revenue was derived by employing the Company’s share of production and the indicated reference crude oil price less the historical quality and transportation price differential for each respective field. The initial benchmark price for Edmonton Light Crude Oil was $66.73CAD/bbl, with average realized prices after adjustments for location and quality differentials of $66.42CAD/bbl on a Total Proved basis. The indicated natural gas prices with an adjustment for the heating value of the gas were employed to calculate the Company’s share of future natural gas revenues. The indicated reference natural gas products prices with adjustments to reflect historical price differentials realized by the Company in each respective property were employed to calculate the Company’s share of future natural gas products revenues. The initial benchmark price for AECO Spot was $1.76 CAD/MMbtu and the average realized gas price was $1.94CAD/MMBtu on a Total Proved basis. Royalties and mineral taxes payable to the Crown were estimated based on the methods in effect as of December 31, 2019. Freehold and overriding royalties payable to others were estimated based on the indicated applicable rates. In those cases where a proportionate share of the natural gas gathering and processing charges were indicated to be payable by the Crown or royalties owned by others, these charges have been deducted in determining the net royalties payable.

Hammerhead Resources Inc.	Page 6
Constant Prices and Costs	November 11, 2022

In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company’s share of future net revenues. An allowance for future abandonment, decommissioning and reclamation (ADR) costs were included in this report. ADR costs related to the proved undeveloped reserves presented in the report have been included. ADR costs include but are not limited to items such as: producing wells, suspended wells, service wells, gathering systems, facilities, and surface land development. These costs and their respective timing have been supplied and represented by the Company and incorporated into this report without review. The ADR costs were included for all company properties. The net present values were then obtained by employing 5, 10, 15 and 20 percent nominal annual discount rates compounded monthly.

The Company’s share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report.

The information relating to estimated proved reserves of the petroleum reserves contained in this report has been prepared in accordance with Paragraphs 932-235-50-4, 932-235-50-6, 932-235-50-7, 932-235-50-9, 932-235-50-30 and 932-235-50-31 of the Accounting Standards Update 932-235-50, Extractive Industries – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (January 2010) of the Financial Accounting Standards Board and Rules 4–10(a) (1)–(32) of Regulation S–X and Rules 302(b), 1201, and 1202(a) (1), (2), (3), (4), (5), (8) of Regulation S-K of the Securities and Exchange Commission.

All of the future net revenues and net present values estimated in this report are presented before income taxes, although future net revenues and net present value estimates were presented after income tax in selected tables in this summary report at the corporate level.

Summaries of the Company’s share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, decommissioning and reclamation costs, future net revenue, and net present values are presented in detailed tabulations for each reserves category in Appendices 1 to 4.

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 1
Eff. Date: December 31, 2019
Currency: CAD	Forecast of Production and Revenue Before Tax - Company Share
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur	Company
		WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales	& Other	Share
	WI	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue	Revenue	Revenue
Year	Wells	Mbbl $/	bbl	M$	MMcf	$/Mcf	M$	Mbbl	$/bbl	M$	Mbbl	$/bbl	M$	M$	M$	BOE/d
2020	123.4	3847.3	66.42	255552.5	45831.4	1.94	88754.3	36.5	69.58	2542.8	1331.9	35.89	47806.4	—	394656.0	35121
2021	150.4	5116.9	66.45	340003.2	61821.0	1.94	119713.8	30.2	69.58	2099.0	1778.2	36.10	64187.5	—	526003.4	47202
2022	166.1	5559.1	66.46	369460.8	55236.9	1.94	106951.3	22.7	69.58	1578.4	1617.6	35.81	57929.1	—	535919.6	44947
2023	198.8	7579.9	66.46	503789.2	61716.2	1.94	119492.5	14.7	69.58	1022.8	1867.7	35.24	65814.0	—	690118.4	54105
2024	234.4	8826.8	66.47	586687.8	67535.1	1.94	130755.0	12.9	69.58	897.8	2099.4	34.78	73023.3	—	791363.9	60642
2025	234.5	5735.3	66.47	381205.6	55475.2	1.94	107405.2	11.4	69.58	796.1	1722.7	34.80	59954.2	—	549361.0	45795
2026	229.7	3633.3	66.47	241487.3	40560.2	1.94	78529.1	10.3	69.58	715.0	1253.3	34.88	43720.7	—	364452.1	31937
2027	222.5	2714.0	66.46	180382.8	32061.9	1.94	62075.9	9.2	69.58	643.6	988.3	34.92	34515.3	—	277617.6	24809
2028	216.2	2170.5	66.46	144257.0	26375.8	1.94	51067.2	7.9	69.58	550.4	812.3	34.94	28380.0	—	224254.6	20182
2029	209.7	1789.3	66.47	118933.0	22027.7	1.94	42646.0	5.0	69.58	350.4	679.0	34.95	23726.2	—	185655.6	16834
2030	200.4	1498.0	66.47	99574.2	18548.2	1.94	35909.3	2.6	69.58	182.8	572.1	34.94	19986.7	—	155653.0	14148
2031	189.6	1260.0	66.47	83754.2	15606.8	1.94	30214.8	1.5	69.58	103.6	482.2	34.90	16832.4	—	130905.0	11904
2032	180.7	1077.4	66.47	71614.3	13366.6	1.94	25877.7	—	—	—	413.1	34.90	14418.5	—	111910.5	10159
2033	176.1	936.9	66.47	62275.6	11681.9	1.94	22616.1	—	—	—	361.2	34.89	12604.0	—	97495.7	8891
2034	156.2	761.4	66.47	50608.5	9383.6	1.94	18166.7	—	—	—	291.9	34.79	10155.7	—	78930.9	7171
Rem.	—	1226.4	66.47	81516.5	14737.9	1.94	28532.5	—	—	—	466.8	34.48	16096.5	—	126145.5	1893
Total	—	53732.4	66.46	3571102.6	551966.5	1.94	1068707.2	165.0	69.58	11482.6	16737.9	35.20	589150.4	—	5240442.9	—

	Crown Royalties			Freehold Royalties			Overriding Royalties
	Unadj. Royalty	Royalty Adj.	Adj. Royalty	Unadj. Royalty	Royalty Adj.	Adj. Royalty	Unadj. Royalty	Royalty Adj.	Adj. Royalty	Mineral Tax	Sask. Cap. Surch.	Total Royalties & Taxes		NPI Pymts.
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
2020	30477.6	4383.2	26094.4	—	—	—	1373.5	—	1373.5	—	—	27467.9	7.0	—
2021	36935.2	5748.7	31186.5	—	—	—	972.8	—	972.8	—	—	32159.2	6.1	—
2022	40288.0	5205.1	35082.9	—	—	—	697.9	—	697.9	—	—	35780.8	6.7	—
2023	53314.2	5786.2	47528.0	—	—	—	554.9	—	554.9	—	—	48083.0	7.0	—
2024	59170.4	6181.2	52989.2	—	—	—	449.3	—	449.3	—	—	53438.5	6.8	—
2025	46157.1	4969.6	41187.5	—	—	—	320.5	—	320.5	—	—	41508.0	7.6	—
2026	40012.2	3593.5	36418.7	—	—	—	247.2	—	247.2	—	—	36665.9	10.1	—
2027	39634.4	2846.7	36787.7	—	—	—	202.2	—	202.2	—	—	36989.9	13.3	—
2028	36054.2	2372.5	33681.7	—	—	—	157.0	—	157.0	—	—	33838.7	15.1	—
2029	30043.1	1980.8	28062.2	—	—	—	118.0	—	118.0	—	—	28180.2	15.2	—
2030	24981.7	1662.2	23319.5	—	—	—	74.5	—	74.5	—	—	23394.1	15.0	—
2031	20508.5	1385.2	19123.3	—	—	—	21.1	—	21.1	—	—	19144.4	14.6	—
2032	16759.8	1166.1	15593.7	—	—	—	—	—	—	—	—	15593.7	13.9	—
2033	13467.3	993.2	12474.1	—	—	—	—	—	—	—	—	12474.1	12.8	—
2034	9932.9	773.8	9159.2	—	—	—	—	—	—	—	—	9159.2	11.6	—
Rem.	13834.9	1160.1	12674.8	—	—	—	—	—	—	—	—	12674.8	10.0	—
Total	511571.5	50208.1	461363.4	—	—	—	5189.0	—	5189.0	—	—	466552.4	8.9	—

					Capital Costs			Future Net Revenue Before Tax
	Operating Costs		ADR Costs	Net Op. Income	Drilling & Compl.	Equip. & Facility	Total Capital	Annual	Cum.	NPV @10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2020	151628.4	11.80	—	215559.6	153430.0	28700.0	182130.0	33429.6	33429.6	34346.8
2021	199031.5	11.55	—	294812.7	128100.0	20800.0	148900.0	145912.7	179342.3	124904.1
2022	194548.6	11.86	299.5	305290.7	292150.0	88200.0	380350.0	-75059.3	104283.0	-61621.3
2023	233712.1	11.83	—	408323.4	324275.0	33600.0	357875.0	50448.4	154731.4	36463.0
2024	264436.7	11.91	—	473488.6	277500.0	32800.0	310300.0	163188.6	317920.0	104607.4
2025	214258.1	12.82	—	293594.9	—	2400.0	2400.0	291194.9	609115.0	173435.6
2026	166404.4	14.28	—	161381.8	—	2400.0	2400.0	158981.8	768096.8	85927.2
2027	140798.1	15.55	—	99829.6	—	2400.0	2400.0	97429.6	865526.5	47846.9
2028	123734.2	16.75	—	66681.7	—	2400.0	2400.0	64281.7	929808.2	28689.2
2029	110434.3	17.97	—	47041.0	—	2400.0	2400.0	44641.0	974449.3	18105.2
2030	98630.6	19.10	—	33628.4	—	2160.0	2160.0	31468.4	1005917.6	11603.4
2031	87836.1	20.22	—	23924.5	—	1920.0	1920.0	22004.5	1027922.1	7377.0
2032	79413.9	21.36	—	16902.9	—	1680.0	1680.0	15222.9	1043145.0	4642.7
2033	73800.2	22.74	—	11221.4	—	1440.0	1440.0	9781.4	1052926.4	2712.7
2034	62794.3	23.99	—	6977.4	—	1200.0	1200.0	5777.4	1058703.8	1458.4
Rem.	104649.3	25.22	45653.9	-36832.5	—	2400.0	2400.0	-39232.5	1019471.4	-2564.6
Total	2306110.7	14.18	45953.4	2421826.4	1175455.0	226900.0	1402355.0	1019471.4	—	617933.8

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	53,883.4	53,732.4	—	47,832.4
Natural Gas (MMcf)	552,693.7	551,966.5	—	522,682.6
Condensate (Mbbl)	165.0	165.0	—	99.3
Natural Gas Liquids (Mbbl)	16,761.9	16,737.9	—	14,983.1
Total (MBOE)	162,925.9	162,629.7	—	150,028.5

Net Present Value Before Tax - M$
@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
1,019,471.4	789,116.7	617,933.8	493,722.6	402,780.1

RLI 14.69 yrs
Remaining Life 20.08 yrs
Price Schedule C191231

22-0163	2022-09-02 3:12:12 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table AT
Eff. Date: December 31, 2019
Currency: CAD	Forecast of Revenue After Tax - Company Share
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

	Capital Cost Allowance			Cdn. Oil & Gas Property Expense				Canadian Development Expense
	Initial		Expense	Initial		Expense	CEE	Initial		Expense	FEDE	Tax Pool
	Balance	Additions	Claim	Balance	Additions	Claim	Claim	Balance	Additions	Claim	Claim	Claims
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2020	484809.1	28700.0	131964.8	157696.9	—	15769.7	206497.1	546004.3	153430.0	232844.8	—	587076.4
2021	381544.3	20800.0	103186.1	141927.2	—	14192.7	—	466589.5	128100.0	197621.9	—	315000.7
2022	299158.2	88200.0	107864.6	127734.5	—	12773.4	—	397067.7	292150.0	250587.8	—	371225.8
2023	279493.7	33600.0	82473.4	114961.0	—	11496.1	—	438629.9	324275.0	277512.7	—	371482.2
2024	230620.3	32800.0	65855.1	103464.9	—	10346.5	—	485392.2	277500.0	249680.1	—	325881.7
2025	197565.2	2400.0	49991.3	93118.4	—	9311.8	—	513212.0	—	153963.6	—	213266.7
2026	149973.9	2400.0	38093.5	83806.6	—	8380.7	—	359248.4	—	107774.5	—	154248.7
2027	114280.4	2400.0	29170.1	75425.9	—	7542.6	—	251473.9	—	75442.2	—	112154.9
2028	87510.3	2400.0	22177.6	67883.3	—	6788.3	—	176031.7	—	52809.5	—	81775.4
2029	67732.7	2400.0	17233.2	61095.0	—	6109.5	—	123222.2	—	36966.7	—	60309.3
2030	52899.6	2160.0	13494.9	54985.5	—	5498.6	—	86255.5	—	25876.7	—	44870.1
2031	41564.7	1920.0	10631.2	49487.0	—	4948.7	—	60378.9	—	18113.7	—	33693.5
2032	32853.5	1680.0	8423.4	44538.3	—	4453.8	—	42265.2	—	12679.6	—	25556.8
2033	26110.1	1440.0	6707.5	40084.4	—	4008.4	—	29585.7	—	8875.7	—	19591.7
2034	20842.6	1200.0	5360.6	36076.0	—	3607.6	—	20710.0	—	6213.0	—	15181.2
Rem.		2400.0	18994.9		—	28082.4	—		—	14480.4	—	61557.8
Total		226900.0	711622.1		—	153310.9	206497.1		1175455.0	1721442.8	—	2792872.9

	Revenue				Royalties & Expenses				Taxable	Deductions
					Crown	Other	Op. Costs,	Total	Income		Non-capital	Tax
	WI Sales	Royalty	Other	Total	Royalty	Royalty	ADR Costs	Royalties &	Before	Tax Pool	Loss Carry-	Loss	Taxable
	Revenue	Revenue	Revenue	Revenue	Payable	Payable	& Taxes	Expenses	Deductions	Claims	forward	Claim	Income
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2020	394656.0	—	—	394656.0	26094.4	1373.5	151628.4	179096.3	215559.6	587076.4	313257.2	—	—
2021	526003.4	—	—	526003.4	31186.5	972.8	199031.5	231190.7	294812.7	315000.7	684773.9	—	—
2022	535919.6	—	—	535919.6	35082.9	697.9	194848.1	230628.9	305290.7	371225.8	704961.9	—	—
2023	690118.4	—	—	690118.4	47528.0	554.9	233712.1	281795.0	408323.4	371482.2	770897.0	36841.1	—
2024	791363.9	—	—	791363.9	52989.2	449.3	264436.7	317875.2	473488.6	325881.7	734055.8	147606.9	—
2025	549361.0	—	—	549361.0	41187.5	320.5	214258.1	255766.1	293594.9	213266.7	586448.9	80328.2	—
2026	364452.1	—	—	364452.1	36418.7	247.2	166404.4	203070.3	161381.8	154248.7	506120.7	7133.2	—
2027	277617.6	—	—	277617.6	36787.7	202.2	140798.1	177787.9	99829.6	112154.9	498987.5	—	—
2028	224254.6	—	—	224254.6	33681.7	157.0	123734.2	157572.9	66681.7	81775.4	511312.8	—	—
2029	185655.6	—	—	185655.6	28062.2	118.0	110434.3	138614.6	47041.0	60309.3	526406.4	—	—
2030	155653.0	—	—	155653.0	23319.5	74.5	98630.6	122024.7	33628.4	44870.1	539674.7	—	—
2031	130905.0	—	—	130905.0	19123.3	21.1	87836.1	106980.5	23924.5	33693.5	550916.5	—	—
2032	111910.5	—	—	111910.5	15593.7	—	79413.9	95007.6	16902.9	25556.8	560685.5	—	—
2033	97495.7	—	—	97495.7	12474.1	—	73800.2	86274.3	11221.4	19591.7	569339.4	—	—
2034	78930.9	—	—	78930.9	9159.2	—	62794.3	71953.5	6977.4	15181.2	577709.7	—	—
Rem.	126145.5	—	—	126145.5	12674.8	—	150303.2	162978.0	-36832.5	61557.8		—	—
Total	5240442.9	—	—	5240442.9	461363.4	5189.0	2352064.1	2818616.6	2421826.4	2792872.9		271909.4	—

	Federal			Provincial			Cash Flow
								Total Tax			NPV
	Taxable Income	Tax Rate	Tax Payable	Taxable Income	Tax Rate	Tax Payable	BTCF	Payable	ATCF	Cum. ATCF	@ 10.00%
Year	M$	%	M$	M$	%	M$	M$	M$	M$	M$	M$
2020	—	—	—	—	—	—	33429.6	—	33429.6	33429.6	34346.8
2021	—	—	—	—	—	—	145912.7	—	145912.7	179342.3	124904.1
2022	—	—	—	—	—	—	-75059.3	—	-75059.3	104283.0	-61621.3
2023	—	—	—	—	—	—	50448.4	—	50448.4	154731.4	36463.0
2024	—	—	—	—	—	—	163188.6	—	163188.6	317920.0	104607.4
2025	—	—	—	—	—	—	291194.9	—	291194.9	609115.0	173435.6
2026	—	—	—	—	—	—	158981.8	—	158981.8	768096.8	85927.2
2027	—	—	—	—	—	—	97429.6	—	97429.6	865526.5	47846.9
2028	—	—	—	—	—	—	64281.7	—	64281.7	929808.2	28689.2
2029	—	—	—	—	—	—	44641.0	—	44641.0	974449.3	18105.2
2030	—	—	—	—	—	—	31468.4	—	31468.4	1005917.6	11603.4
2031	—	—	—	—	—	—	22004.5	—	22004.5	1027922.1	7377.0
2032	—	—	—	—	—	—	15222.9	—	15222.9	1043145.0	4642.7
2033	—	—	—	—	—	—	9781.4	—	9781.4	1052926.4	2712.7
2034	—	—	—	—	—	—	5777.4	—	5777.4	1058703.8	1458.4
Rem.	—	—	—	—	—	—	-39232.5	—	-39232.5	1019471.4	-2564.6
Total	—	—	—	—	—	—	1019471.4	—	1019471.4		617933.8

	Net Present Value - M$
	@0.0%	@5.0%	@10.0%	@15.0%	@20.0%
Before Tax Cash Flow	1019471.4	789116.7	617933.8	493722.6	402780.1
After Tax Cash Flow	1019471.4	789116.7	617933.8	493722.6	402780.1

22-0163	2022-09-02 3:12:13 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
A Corporate
Facility
Corp ADR Facility CAPEX	W-100.000	Facility	NRA	—	—	—	—	-12,036.3	-2,612.4	-615.6	-156.3
Corp ADR Well CAPEX	W-100.000	Facility	NRA	—	—	—	—	-13,277.1	-3,066.7	-890.4	-374.8
Corp Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	-48,000.0	-43,449.0	-39,512.2	-36,084.2
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-79,177.1	-62,157.9	-50,537.2	-42,256.0
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-34,000.0	-23,874.0	-17,778.5	-13,883.1
Corp Water CAPEX	W-100.000	Facility	NRA	—	—	—	—	-5,000.0	-4,489.3	-4,051.0	-3,672.2
Subtotal Facility				—	—	—	—	-191,490.5	-139,649.3	-113,384.9	-96,426.6
Subtotal A Corporate				—	—	—	—	-191,490.5	-139,649.3	-113,384.9	-96,426.6

Gold Creek
1.0 Developed
100/05-29-067-03W6/0	W-100.000	MONT G1	PDP	39.4	770.6	—	21.6	1,272.2	1,201.0	1,139.3	1,085.3
100/13-29-067-03W6/0	W-100.000	MONT G1	PDP	62.7	1298.3	—	36.4	1,983.5	1,822.5	1,689.0	1,576.8
100/04-30-067-03W6/0	W-100.000	MONT G1	PDP	137.5	1608.7	—	45.0	5,167.3	4,636.3	4,218.8	3,882.8
100/16-30-067-03W6/0	W-100.000	MONT G1	PDP	64.3	671.8	—	18.8	1,243.8	1,127.4	1,032.4	953.7
100/15-15-067-04W6/0	W-100.000	MONT G1	PDP	9.7	139.8	—	3.9	127.9	125.2	122.7	120.4
102/15-15-067-04W6/0	W-100.000	MONT G1	PDP	58.9	847.7	—	23.7	1,814.7	1,679.2	1,564.8	1,467.1
100/05-24-067-04W6/3	W-100.000	MONT G1	NRA	—	—	—	—	—	—	—	—
100/04-25-067-04W6/0	W-100.000	MONT G1	PDP	69.9	1438.2	—	40.3	2,268.0	2,072.5	1,912.0	1,778.3
102/04-25-067-04W6/0	W-100.000	MONT G1	PDP	102.3	1701.5	—	47.6	3,338.7	2,993.8	2,720.3	2,499.0
100/16-25-067-04W6/0	W-100.000	MONT G1	PDP	23.4	527.5	—	14.8	623.1	588.8	558.7	532.1
100/13-26-067-04W6/2	W-100.000	MONT G1	PDP	51.8	653.1	—	18.3	1,957.2	1,833.5	1,727.4	1,635.5
102/04-34-067-04W6/0	W-100.000	MONT G1	PDP	49.7	798.6	—	22.4	1,319.6	1,235.3	1,162.9	1,100.1
103/04-34-067-04W6/0	W-100.000	MONT G1	PDP	127.0	2400.8	—	67.2	4,448.7	3,952.8	3,567.1	3,259.9
104/04-34-067-04W6/0	W-100.000	MONT F3	PDP	39.0	736.2	—	20.6	1,517.5	1,430.4	1,355.0	1,289.2
100/05-34-067-04W6/0	W-100.000	MONT G1	PDP	24.3	477.9	—	13.4	545.9	522.4	501.4	482.6
102/05-34-067-04W6/0	W-100.000	MONT F3	PDP	58.4	830.4	—	23.3	2,111.6	1,983.7	1,873.4	1,777.6
103/05-34-067-04W6/0	W-100.000	MONT F3	PDP	66.8	1610.6	—	45.1	2,697.1	2,512.5	2,357.1	2,224.7
100/12-34-067-04W6/0	W-100.000	MONT G1	PDP	71.3	2085.0	—	58.4	2,598.3	2,358.9	2,164.7	2,004.5
102/12-34-067-04W6/0	W-100.000	MONT G1	PDP	37.6	1001.5	—	28.0	1,141.8	1,074.6	1,016.4	965.6
103/12-34-067-04W6/0	W-100.000	MONT F3	PDP	45.5	1390.8	—	38.9	2,082.4	1,965.8	1,865.0	1,777.2
102/13-34-067-04W6/0	W-100.000	MONT G1	PDP	—	5502.8	55.0	154.1	3,069.1	2,654.1	2,344.5	2,106.7
100/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	4238.3	42.4	118.7	1,977.2	1,740.2	1,557.8	1,413.9
102/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	3127.6	41.7	87.6	1,340.8	1,211.7	1,107.9	1,022.8
102/15-34-067-04W6/0	W-100.000	MONT G1	PDP	34.4	2010.6	—	56.3	1,584.7	1,470.5	1,374.1	1,291.9
100/16-34-067-04W6/0	W-100.000	MONT G1	PDP	101.8	3665.2	—	102.6	4,561.8	4,031.2	3,621.8	3,298.0
100/12-35-067-04W6/0	W-100.000	MONT G1	PDP	154.2	2359.7	—	66.1	6,143.2	5,325.3	4,715.5	4,246.3
100/13-35-067-04W6/0	W-100.000	MONT G1	PDP	118.1	2231.7	—	62.5	4,600.2	4,019.6	3,577.9	3,232.8
102/13-35-067-04W6/0	W-100.000	MONT G1	PDP	56.2	1668.8	—	46.7	2,015.1	1,841.4	1,698.6	1,579.4
100/05-36-067-04W6/0	W-100.000	MONT G1	NRA	—	—	—	—	—	—	—	—
100/12-36-067-04W6/0	W-100.000	MONT G1	PDP	102.3	1381.6	—	38.7	3,031.2	2,664.5	2,380.1	2,154.4
102/13-36-067-04W6/0	W-100.000	MONT G1	PDP	65.6	1239.5	—	34.7	2,499.1	2,309.8	2,151.5	2,017.4
103/13-36-067-04W6/0	W-100.000	MONT G1	PDP	13.4	193.0	—	5.4	202.8	195.7	189.3	183.5
100/03-05-068-03W6/0	W-100.000	MONT G1	PDP	149.3	2688.2	—	75.3	5,843.0	5,168.1	4,650.6	4,243.1
100/05-05-068-03W6/0	W-100.000	MONT G1	PDP	213.6	4325.7	—	121.1	10,869.9	9,673.0	8,772.4	8,071.9
100/06-05-068-03W6/0	W-100.000	MONT G1	PDP	194.8	3270.9	—	91.6	8,736.7	7,830.0	7,135.6	6,588.3
100/12-05-068-03W6/0	W-100.000	MONT G1	PDP	275.5	4773.4	—	133.7	13,469.4	11,814.5	10,605.8	9,687.5
100/13-05-068-03W6/0	W-100.000	MONT G1	PDP	219.5	3830.9	—	107.3	10,412.8	9,266.3	8,403.1	7,731.6
102/13-05-068-03W6/0	W-100.000	MONT G1	PDP	163.9	2462.1	—	68.9	7,206.7	6,555.1	6,041.2	5,626.1
103/13-05-068-03W6/0	W-100.000	MONT F3	PDP	153.2	2213.5	—	62.0	6,465.2	5,905.5	5,459.8	5,097.0
102/04-01-068-04W6/0	W-100.000	MONT G1	PDP	14.3	244.6	—	6.8	262.8	252.2	242.8	234.3
100/12-01-068-04W6/0	W-100.000	MONT G1	PDP	60.7	1639.0	—	45.9	2,320.0	2,103.4	1,927.6	1,782.4
102/13-01-068-04W6/0	W-100.000	MONT G1	PDP	76.8	1798.2	—	50.3	2,965.0	2,666.7	2,428.4	2,234.3
100/15-01-068-04W6/0	W-100.000	MONT G1	PDP	26.2	565.5	—	15.8	802.0	759.6	722.3	689.3
100/05-02-068-04W6/0	W-100.000	MONT G1	PDP	97.9	1674.1	—	46.9	3,480.0	3,093.8	2,791.2	2,548.8
102/16-02-068-04W6/0	W-100.000	MONT G1	PDP	101.1	1547.1	—	43.3	3,740.7	3,379.1	3,089.7	2,853.7
100/04-09-068-04W6/0	W-100.000	MONT G1	PDP	86.6	1869.9	—	52.4	3,056.0	2,742.4	2,492.9	2,290.5
100/06-10-068-04W6/0	W-100.000	MONT G1	PDP	117.5	2221.0	—	62.2	4,188.2	3,683.9	3,296.2	2,990.6
102/06-10-068-04W6/0	W-100.000	MONT G1	PDP	43.7	531.3	—	14.9	936.8	880.4	831.7	789.3
100/12-10-068-04W6/0	W-100.000	MONT F3	PDP	35.8	467.4	—	13.1	922.1	874.7	833.1	796.3
100/01-12-068-04W6/0	W-100.000	MONT G1	PDP	88.4	1476.1	—	41.3	3,664.5	3,362.3	3,113.3	2,905.1
100/01-15-068-04W6/0	W-100.000	MONT G1	PDP	54.2	967.5	—	27.1	2,087.7	1,940.2	1,815.9	1,709.9
100/04-15-068-04W6/0	W-100.000	MONT G1	PDP	76.5	825.8	—	23.1	1,522.1	1,362.8	1,235.2	1,131.2
100/12-15-068-04W6/0	W-100.000	MONT G1	PDP	120.6	1411.8	—	39.5	4,816.7	4,351.8	3,978.7	3,673.7
100/07-16-068-04W6/0	W-100.000	MONT G1	PDP	83.5	676.5	—	18.9	2,169.5	2,000.1	1,860.5	1,743.6
100/08-16-068-04W6/0	W-100.000	MONT G1	PDP	51.3	438.3	—	12.3	1,520.6	1,414.5	1,324.7	1,247.7
100/13-12-068-05W6/0	W-100.000	MONT G1	PDP	101.0	636.3	—	17.8	1,882.1	1,654.4	1,477.6	1,337.1
Subtotal 1.0 Developed				4,391.5	91,162.5	139.1	2,552.6	172,625.3	155,315.2	141,797.6	130,962.7

2.0 Undeveloped - Proved
100/01-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,385.8	9,722.2	8,464.3	7,485.7
102/01-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,384.8	9,721.3	8,463.5	7,485.0
100/08-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,377.7	9,714.8	8,457.5	7,479.5
100/09-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,374.6	9,712.0	8,454.9	7,477.1
102/09-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,375.6	9,712.9	8,455.8	7,477.9
100/16-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	8,776.8	7,119.3	5,867.0	4,893.9
102/16-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	8,780.8	7,122.9	5,870.4	4,897.0
103/16-09-068-03W6/0	W-100.000	MONT F3	PUD	216.7	3090.5	—	86.5	4,711.9	3,640.9	2,819.6	2,181.4
100/16-09-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,796.1	6,531.8	5,552.3	4,780.8
102/16-09-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,804.2	6,538.7	5,558.3	4,786.0
103/12-10-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,798.2	6,533.7	5,553.9	4,782.2
100/02-16-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,756.1	6,497.5	5,522.6	4,755.0
100/06-16-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,725.6	6,471.1	5,499.7	4,734.9
102/07-16-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,745.7	6,488.6	5,514.9	4,748.2

22-0163	2022-09-02 3:12:13 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
GC Core 4-6 Por 2400m-01	W-100.000	MONT G1	PUD	201.4	2599.4	—	72.8	3,901.9	3,017.6	2,326.4	1,782.4
GC Core 4-6 Por 2400m-02	W-100.000	MONT G1	PUD	200.2	2580.9	—	72.3	3,902.3	2,970.4	2,256.6	1,705.3
GC Core 4-6 Por 2400m-03	W-100.000	MONT G1	PUD	200.2	2580.9	—	72.3	3,902.3	2,970.4	2,256.6	1,705.3
GC Core 4-6 Por 2400m-04	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-05	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-06	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-07	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-08	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-09	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-10	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-11	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-12	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-13	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-28	W-100.000	MONT G1	PUD	201.1	2594.7	—	72.7	3,895.9	2,498.9	1,611.9	1,041.5
GC Core 4-6 Por 2400m-29	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,896.1	2,489.2	1,599.7	1,030.2
GC Core 4-6 Por 2400m-30	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,896.1	2,489.2	1,599.7	1,030.2
GC Core 4-6 Por 2400m-31	W-100.000	MONT G1	PUD	201.4	2599.4	—	72.8	3,895.9	2,478.5	1,586.2	1,017.2
GC Core 4-6 Por 2800m-07	W-100.000	MONT G1	PUD	237.7	3104.7	—	86.9	5,049.7	3,477.6	2,415.4	1,685.7
GC Core 4-6 Por 2800m-08	W-100.000	MONT G1	PUD	237.7	3104.7	—	86.9	5,049.7	3,477.6	2,415.4	1,685.7
GC Core 4-6 Por 2800m-09	W-100.000	MONT G1	PUD	237.7	3104.7	—	86.9	5,049.7	3,477.6	2,415.4	1,685.7
GC Core 4-6 Por 2800m-10	W-100.000	MONT G1	PUD	237.3	3100.1	—	86.8	5,049.2	3,462.2	2,394.8	1,664.7
GC Core 4-6 Por 2800m-11	W-100.000	MONT G1	PUD	237.3	3100.1	—	86.8	5,049.2	3,462.2	2,394.8	1,664.7
GC Core 6+ Por 2600-01	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-02	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-03	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-04	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-05	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-06	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core F3 2400-01	W-100.000	MONT F3	PUD	183.6	2615.5	—	73.2	3,651.6	2,671.4	1,952.8	1,422.3
GC Core F3 2400-02	W-100.000	MONT F3	PUD	183.6	2615.5	—	73.2	3,651.6	2,671.4	1,952.8	1,422.3
GC Core F3 2400-03	W-100.000	MONT F3	PUD	183.0	2606.3	—	73.0	3,652.9	2,652.2	1,925.5	1,393.6
GC Core F3 2400-04	W-100.000	MONT F3	PUD	183.0	2606.3	—	73.0	3,652.9	2,652.2	1,925.5	1,393.6
GC Core F3 2600-01	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-02	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-03	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-04	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-05	W-100.000	MONT F3	PUD	200.0	2843.7	—	79.6	4,220.1	3,222.3	2,462.3	1,877.5
GC Core F3 2600-06	W-100.000	MONT F3	PUD	200.0	2843.7	—	79.6	4,220.1	3,222.3	2,462.3	1,877.5
GC Core F3 2600-07	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2600-08	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2600-09	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2600-10	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2800-02	W-100.000	MONT F3	PUD	216.4	3085.7	—	86.4	4,711.4	3,624.7	2,795.4	2,154.0
GC Core F3 2800-03	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-04	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-05	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-06	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-07	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-08	W-100.000	MONT F3	PUD	216.4	3085.8	—	86.4	4,709.9	3,355.5	2,405.1	1,728.3
GC Core F3 2800-09	W-100.000	MONT F3	PUD	216.4	3085.8	—	86.4	4,709.9	3,355.5	2,405.1	1,728.3
Subtotal 2.0 Undeveloped - Proved				14,385.9	197,795.6	—	5,538.3	352,623.2	273,362.5	215,162.1	171,615.8
Subtotal Gold Creek				18,777.4	288,958.1	139.1	8,090.8	525,248.5	428,677.6	356,959.7	302,578.4

Karr
1.0 Developed
100/04-32-063-01W6/0	W-35.000	MONT G1	PDP	78.6	367.3	—	12.1	3,546.5	3,260.1	3,033.3	2,849.2
100/01-11-064-03W6/0	W-100.000	MONT G1	PDP	102.3	1900.6	—	62.7	3,739.6	3,355.9	3,052.1	2,806.6
100/05-16-064-03W6/0	W-100.000	MONT F3	PDP	207.5	1980.5	—	65.4	5,358.9	4,498.1	3,881.1	3,422.6
100/04-21-064-03W6/2	W-100.000	MONT F3	PDP	201.4	1385.6	—	45.7	4,594.4	3,867.4	3,343.3	2,952.1
100/14-21-064-03W6/0	W-100.000	MONT F3	PDP	157.9	936.9	—	30.9	4,667.5	4,177.8	3,797.6	3,494.9
102/13-26-064-03W6/0	W-100.000	MONT F3	PDP	176.9	2085.4	—	68.8	7,365.5	6,535.3	5,897.4	5,393.5
1S0/02-28-064-03W6/0	W-100.000	MONT G1	PDP	69.2	369.2	—	12.2	2,062.4	1,925.8	1,810.0	1,710.5
100/04-32-064-03W6/0	W-100.000	MONT F3	PDP	32.5	279.6	—	9.2	344.8	321.1	300.9	283.3
100/11-32-064-03W6/2	W-100.000	MONT G1	PDP	127.8	956.1	—	31.6	3,837.9	3,458.3	3,158.8	2,917.2
103/13-32-064-03W6/0	W-100.000	MONT F3	PDP	138.1	1356.5	—	44.8	5,374.3	4,832.9	4,403.0	4,054.6
100/15-03-065-03W6/2	W-100.000	MONT BD	PDP	9.3	87.6	—	2.9	65.7	64.0	62.5	61.1
100/16-03-065-03W6/0	W-100.000	MONT SXMTH	PDP	63.3	43.5	—	1.4	1,493.0	1,395.9	1,313.1	1,241.6
1S0/04-05-065-03W6/0	W-100.000	MONT F3	PDP	60.9	732.9	—	24.2	2,132.3	1,970.9	1,836.1	1,721.9
100/12-06-065-03W6/0	W-100.000	MONT G1	PDP	379.3	2411.5	—	79.6	19,199.5	17,914.4	16,864.8	15,989.6
100/07-08-065-03W6/0	W-100.000	MONT G1	PDP	23.7	181.6	—	6.0	259.9	248.5	238.4	229.3
100/08-08-065-03W6/0	W-100.000	MONT F3	PDP	83.5	966.9	—	31.9	2,948.0	2,672.4	2,449.8	2,266.8
100/04-16-065-03W6/0	W-100.000	MONT F3	PDP	4.2	65.5	—	2.2	0.4	-0.8	-2.0	-3.0
102/04-16-065-03W6/0	W-100.000	DUN	PDP	12.3	55.0	—	1.8	61.5	60.0	58.6	57.3
100/04-17-065-03W6/0	W-100.000	MONT G1	PDP	3.1	20.1	—	0.7	7.2	5.9	4.7	3.6
100/02-21-065-03W6/0	W-100.000	MONT F3	PDP	16.4	221.9	—	7.3	190.1	182.6	175.9	169.8
100/14-21-065-03W6/0	W-100.000	MONT F3	PDP	4.3	118.7	—	3.9	52.2	50.9	49.6	48.4
100/04-23-065-03W6/2	W-100.000	MONT F3	PDP	—	149.3	4.7	4.9	50.5	49.1	47.8	46.6
102/13-27-065-03W6/0	W-100.000	MONT F3	PDP	4.6	86.8	—	2.9	53.1	51.7	50.4	49.2
102/13-28-065-03W6/0	W-100.000	MONT F3	PDP	14.5	180.9	—	6.0	324.4	314.8	306.0	297.9
102/15-28-065-03W6/0	W-100.000	MONT F3	PDP	7.9	160.0	—	5.3	76.2	74.2	72.4	70.8
100/16-28-065-03W6/3	W-100.000	MONT F3	PDP	5.3	139.0	—	4.6	59.6	57.9	56.3	54.9
102/16-31-065-03W6/0	W-100.000	MONT G1	PDP	25.5	254.1	—	8.4	295.9	281.0	267.9	256.2
100/14-33-065-03W6/0	W-100.000	MONT F3	PDP	6.8	82.3	—	2.7	45.6	44.5	43.6	42.7
100/09-01-065-04W6/2	W-100.000	MONT G1	PDP	379.3	2411.5	—	79.6	19,033.0	17,773.9	16,745.4	15,887.2
103/09-01-065-04W6/0	W-100.000	MONT F3	PDP	379.8	2416.0	—	79.7	19,029.2	17,844.7	16,879.0	16,075.0
100/16-01-065-04W6/3	W-100.000	MONT F3	PDP	179.4	3084.9	—	101.8	7,374.0	6,321.0	5,549.5	4,964.6
102/16-01-065-04W6/0	W-100.000	MONT F3	PDP	339.1	2340.8	—	77.2	16,825.4	15,854.4	15,055.4	14,385.1
100/13-34-065-04W6/4	W-100.000	MONT G1	PDP	127.5	702.4	—	23.2	3,824.6	3,456.0	3,162.9	2,924.7

22-0163	2022-09-02 3:12:13 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
100/04-02-066-03W6/3	W-100.000	MONT F3	PDP	11.8	80.8	—	2.7	98.3	96.1	94.1	92.2
103/01-07-066-03W6/0	W-100.000	MONT G1	PDP	177.0	962.9	—	31.8	6,044.7	5,368.2	4,847.7	4,435.7
104/01-07-066-03W6/0	W-100.000	MONT G1	PDP	166.6	1358.4	—	44.8	6,008.7	5,353.2	4,845.7	4,442.4
100/08-07-066-03W6/0	W-100.000	MONT F3	PDP	46.5	253.1	—	8.4	1,236.6	1,160.6	1,095.3	1,038.5
100/16-08-066-03W6/2	W-75.000	MONT F3	PDP	3.8	97.4	—	3.2	34.3	33.4	32.6	31.8
102/13-09-066-03W6/0	W-100.000	MONT G1	PDP	8.4	61.6	—	2.0	54.9	53.4	52.0	50.7
100/16-10-066-03W6/2	W-75.000	MONT G1	PDP	10.9	37.6	—	1.2	67.4	65.7	64.2	62.8
100/02-16-066-03W6/0	W-100.000	MONT G1	PDP	48.6	104.6	—	3.5	684.7	645.7	611.8	582.1
100/08-21-066-03W6/0	W-100.000	MONT G1	PDP	43.2	204.4	—	6.7	998.8	938.4	886.3	840.9
102/14-13-066-04W6/2	W-100.000	MONT G1	PDP	—	299.9	20.9	9.9	150.4	142.7	135.9	129.9
102/16-23-066-04W6/0	W-100.000	MONT G1	PDP	6.7	66.0	—	2.2	60.5	58.9	57.5	56.2
100/12-24-066-04W6/0	W-100.000	MONT G1	PDP	165.4	1911.6	—	63.1	6,552.5	5,897.5	5,387.2	4,979.5
102/12-24-066-04W6/0	W-100.000	MONT F3	PDP	116.7	1799.2	—	59.4	5,115.5	4,673.7	4,316.1	4,021.3
103/12-24-066-04W6/0	W-100.000	MONT G1	PDP	232.1	2729.4	—	90.1	9,775.0	8,605.0	7,734.1	7,063.3
Subtotal 1.0 Developed				4,459.9	38,498.3	25.6	1,270.4	171,175.1	156,013.0	144,125.7	134,553.2

2.0 Undeveloped - Proved
102/05-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
100/12-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
100/13-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
102/14-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
100/07-06-066-03W6/0	W-100.000	MONT G1	PUD	197.6	1338.7	—	44.2	4,737.5	3,945.8	3,303.3	2,779.8
102/09-06-066-03W6/0	W-100.000	MONT F3	PUD	197.6	1338.7	—	44.2	4,751.8	3,955.6	3,310.1	2,784.6
PR-KNW F-2400m-001	W-100.000	MONT F3	PUD	201.4	2100.7	—	69.3	2,362.2	1,442.0	821.3	403.2
PR-KNW F-2800m-001	W-100.000	MONT F3	PUD	239.1	2516.3	—	83.0	3,155.1	2,160.8	1,400.9	815.9
PR-KNW F-2800m-002	W-100.000	MONT F3	PUD	238.5	2508.0	—	82.8	3,156.1	2,128.7	1,361.4	784.2
PR-KNW F-2800m-004	W-100.000	MONT F3	PUD	237.9	2499.3	—	82.5	3,153.9	1,983.7	1,186.8	640.8
PR-KNW F-2800m-005	W-100.000	MONT F3	PUD	238.2	2503.4	—	82.6	3,153.0	1,974.5	1,175.9	631.7
PR-KNW F-2800m-006	W-100.000	MONT F3	PUD	238.5	2507.9	—	82.8	3,153.2	1,967.4	1,167.7	625.6
PR-KNW F-2800m-008	W-100.000	MONT F3	PUD	238.6	2508.1	—	82.8	3,153.8	1,905.3	1,097.0	571.3
PR-KNW F-2800m-009	W-100.000	MONT F3	PUD	238.5	2507.9	—	82.8	3,152.1	1,873.5	1,061.8	544.6
PR-KNW F-2800m-010	W-100.000	MONT F3	PUD	238.5	2507.9	—	82.8	3,152.1	1,873.5	1,061.8	544.6
PR-KNW F-2800m-011	W-100.000	MONT F3	PUD	239.1	2516.4	—	83.0	3,151.6	1,865.1	1,052.3	537.0
PR-KNW F-2800m-012	W-100.000	MONT F3	PUD	238.8	2512.1	—	82.9	3,151.3	1,856.3	1,042.5	529.1
PR-KNW F-2800m-013	W-100.000	MONT F3	PUD	238.5	2508.0	—	82.8	3,152.0	1,835.8	1,020.7	514.1
PR-KNW F-2800m-014	W-100.000	MONT F3	PUD	238.5	2508.0	—	82.8	3,152.0	1,835.8	1,020.7	514.1
PR-KNW F-2800m-015	W-100.000	MONT F3	PUD	239.1	2516.6	—	83.0	3,151.5	1,827.7	1,011.6	506.9
PR-KNW F-2800m-016	W-100.000	MONT F3	PUD	237.6	2494.8	—	82.3	3,150.3	1,788.3	969.7	476.0
PR-KNW F-2800m-017	W-100.000	MONT F3	PUD	237.6	2494.8	—	82.3	3,150.3	1,788.3	969.7	476.0
PR-KNW F-2800m-018	W-100.000	MONT F3	PUD	238.5	2507.7	—	82.8	3,150.0	1,782.0	963.1	471.5
PR-KNW G-2400m-001	W-100.000	MONT G	PUD	255.2	2154.3	—	71.1	4,337.1	2,933.7	1,979.8	1,322.8
PR-KNW G-2800m-001	W-100.000	MONT G	PUD	299.8	2542.5	—	83.9	5,506.7	4,134.2	3,099.6	2,304.3
PR-KNW G-2800m-002	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,506.4	4,019.8	2,934.4	2,127.0
PR-KNW G-2800m-003	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,506.4	4,019.8	2,934.4	2,127.0
PR-KNW G-2800m-005	W-100.000	MONT G	PUD	300.7	2552.6	—	84.2	5,503.4	3,869.7	2,724.4	1,906.5
PR-KNW G-2800m-006	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,505.1	3,859.1	2,710.2	1,893.2
PR-KNW G-2800m-007	W-100.000	MONT G	PUD	300.1	2546.0	—	84.0	5,504.3	3,763.2	2,580.3	1,761.2
PR-KNW G-2800m-008	W-100.000	MONT G	PUD	300.1	2545.8	—	84.0	5,502.6	3,701.0	2,498.2	1,679.6
PR-KNW G-2800m-009	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,503.6	3,644.8	2,424.7	1,608.3
PR-KNW G-2800m-010	W-100.000	MONT G	PUD	300.1	2546.0	—	84.0	5,503.1	3,628.6	2,403.9	1,588.0
PR-KNW G-2800m-011	W-100.000	MONT G	PUD	300.1	2546.0	—	84.0	5,502.7	3,583.4	2,345.8	1,531.8
PR-KNW G-2800m-012	W-100.000	MONT G	PUD	299.8	2542.6	—	83.9	5,502.9	3,569.6	2,328.3	1,515.4
PR-KNW G-2800m-013	W-100.000	MONT G	PUD	299.8	2542.6	—	83.9	5,502.9	3,569.6	2,328.3	1,515.4
PR-KNW G-2800m-014	W-100.000	MONT G	PUD	299.4	2539.1	—	83.8	5,502.1	3,553.7	2,308.2	1,496.1
PR-KNW G-2800m-015	W-100.000	MONT G	PUD	300.7	2552.6	—	84.2	5,500.6	3,509.2	2,252.1	1,442.7
PR-KNW G-2800m-016	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,501.7	3,497.6	2,237.8	1,429.9
PR-KNW G-2800m-017	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,501.7	3,497.6	2,237.8	1,429.9
PR-KNW G-2800m-018	W-100.000	MONT G	PUD	300.1	2545.9	—	84.0	5,501.2	3,482.2	2,218.6	1,411.8
PR-KNW G-2800m-019	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,500.9	3,425.6	2,148.8	1,347.2
PR-KNW G-2800m-020	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,500.9	3,425.6	2,148.8	1,347.2
PR-KNW G-2800m-021	W-100.000	MONT G	PUD	300.1	2545.9	—	84.0	5,500.5	3,410.4	2,130.3	1,330.0
PR-KNW G-2800m-022	W-100.000	MONT G	PUD	299.8	2542.5	—	83.9	5,500.6	3,397.2	2,114.3	1,315.6
PR-KNW G-2800m-023	W-100.000	MONT G	PUD	299.8	2542.5	—	83.9	5,500.6	3,397.2	2,114.3	1,315.6
PR-KSO SE-2800m-01	W-100.000	MONT F3,G	PUD	298.7	1245.5	—	41.1	4,423.3	3,110.5	2,154.8	1,453.4
PR-KSO SE-2800m-02	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,424.6	3,089.5	2,126.7	1,426.8
PR-KSO SE-2800m-03	W-100.000	MONT F3,G	PUD	297.7	1238.5	—	40.9	4,422.6	3,037.6	2,058.7	1,360.9
PR-KSO SE-2800m-04	W-100.000	MONT F3,G	PUD	299.4	1250.2	—	41.3	4,422.6	3,013.6	2,026.5	1,329.4
PR-KSO SE-2800m-05	W-100.000	MONT F3,G	PUD	298.8	1245.6	—	41.1	4,422.6	2,988.5	1,993.8	1,298.1
PR-KSO SE-2800m-06	W-100.000	MONT F3,G	PUD	298.7	1245.5	—	41.1	4,421.8	2,961.7	1,958.7	1,263.9
PR-KSO SE-2800m-07	W-100.000	MONT F3,G	PUD	298.4	1243.3	—	41.0	4,422.4	2,917.0	1,902.2	1,211.9
PR-KSO SE-2800m-08	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,421.7	2,893.4	1,872.2	1,184.1
PR-KSO SE-2800m-09	W-100.000	MONT F3,G	PUD	299.4	1250.3	—	41.3	4,421.6	2,869.9	1,842.5	1,156.5
PR-KSO SE-2800m-10	W-100.000	MONT F3,G	PUD	298.8	1245.7	—	41.1	4,421.6	2,846.1	1,812.9	1,129.5
PR-KSO SE-2800m-11	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,421.3	2,833.6	1,797.2	1,114.8
PR-KSO SE-2800m-12	W-100.000	MONT F3,G	PUD	298.8	1245.6	—	41.1	4,420.8	2,820.6	1,781.3	1,100.1
PR-KSO SE-2800m-13	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,421.3	2,799.6	1,755.5	1,077.2
PR-KSO SE-2800m-14	W-100.000	MONT F3,G	PUD	298.1	1241.0	—	41.0	4,420.3	2,765.2	1,714.4	1,040.8
PR-KSO-2500m-001	W-100.000	MONT F3,G	PUD	267.9	1847.1	—	61.0	4,517.7	3,436.2	2,588.5	1,919.6
PR-KSO-2500m-002	W-100.000	MONT F3,G	PUD	267.5	1843.4	—	60.8	4,516.0	3,257.0	2,331.9	1,647.1
PR-KSO-2500m-003	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,517.6	3,248.5	2,320.4	1,636.3
PR-KSO-2500m-004	W-100.000	MONT F3,G	PUD	267.6	1843.7	—	60.8	4,517.0	3,234.3	2,300.5	1,615.6
PR-KSO-2500m-009	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,516.6	3,181.4	2,227.9	1,541.5
PR-KSO-2500m-010	W-100.000	MONT F3,G	PUD	266.9	1836.4	—	60.6	4,516.1	3,167.1	2,208.5	1,521.7
PR-KSO-2500m-011	W-100.000	MONT F3,G	PUD	266.3	1829.0	—	60.4	4,515.3	3,140.4	2,172.8	1,485.8
PR-KSO-2500m-012	W-100.000	MONT F3,G	PUD	267.2	1839.9	—	60.7	4,515.2	3,128.8	2,157.0	1,470.1
PR-KSO-2500m-013	W-100.000	MONT F3,G	PUD	267.6	1843.7	—	60.8	4,515.6	3,079.6	2,091.2	1,405.0
PR-KSO-2500m-014	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,515.8	3,067.8	2,075.8	1,390.1
PR-KSO-2500m-015	W-100.000	MONT F3,G	PUD	267.9	1847.3	—	61.0	4,515.2	3,054.6	2,058.2	1,372.6
PR-KSO-2500m-016	W-100.000	MONT F3,G	PUD	267.6	1843.8	—	60.8	4,515.6	3,042.9	2,043.0	1,358.1
PR-KSO-2500m-017	W-100.000	MONT F3,G	PUD	267.5	1843.6	—	60.8	4,513.9	2,991.1	1,976.0	1,292.9
PR-KSO-2500m-018	W-100.000	MONT F3,G	PUD	267.5	1843.6	—	60.8	4,513.7	2,953.6	1,927.7	1,246.5

22-0163	2022-09-02 3:12:13 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Total Proved Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
PR-KSO-2500m-019	W-100.000	MONT F3,G	PUD	267.6	1843.7	—	60.8	4,514.0	2,931.1	1,899.3	1,220.1
PR-KSO-2500m-020	W-100.000	MONT F3,G	PUD	267.9	1847.3	—	61.0	4,513.7	2,907.3	1,869.2	1,191.8
PR-KSO-2500m-021	W-100.000	MONT F3,G	PUD	267.6	1843.8	—	60.8	4,514.2	2,896.2	1,855.5	1,179.2
PR-KSO-2500m-022	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,513.9	2,883.3	1,839.4	1,164.1
PR-KSO-2500m-023	W-100.000	MONT F3,G	PUD	266.9	1836.4	—	60.6	4,513.4	2,870.3	1,823.3	1,149.1
PR-KSO-2500m-024	W-100.000	MONT F3,G	PUD	266.9	1836.4	—	60.6	4,513.4	2,870.3	1,823.3	1,149.1
PR-KSO-2500m-025	W-100.000	MONT F3,G	PUD	266.6	1832.8	—	60.5	4,513.4	2,859.1	1,809.7	1,136.7
PR-KSO-2500m-026	W-100.000	MONT F3,G	PUD	267.2	1839.9	—	60.7	4,512.5	2,835.6	1,780.7	1,110.1
PR-KSO-2800m-01	W-100.000	MONT F3,G	PUD	301.7	2115.4	—	69.8	5,348.3	3,755.1	2,630.4	1,826.9
PR-KSO-2800m-02	W-100.000	MONT F3,G	PUD	301.4	2111.6	—	69.7	5,347.7	3,738.3	2,607.6	1,803.6
PR-KSO-2800m-03	W-100.000	MONT F3,G	PUD	301.4	2111.6	—	69.7	5,347.7	3,738.3	2,607.6	1,803.6
PR-KSO-2800m-04	W-100.000	MONT F3,G	PUD	301.4	2111.6	—	69.7	5,347.7	3,738.3	2,607.6	1,803.6
PR-KSO-2800m-05	W-100.000	MONT F3,G	PUD	301.1	2108.0	—	69.6	5,347.6	3,723.7	2,588.0	1,784.1
PR-KSO-2800m-06	W-100.000	MONT F3,G	PUD	302.0	2118.9	—	69.9	5,346.8	3,707.6	2,566.0	1,761.5
PR-KSO-2800m-07	W-100.000	MONT F3,G	PUD	301.7	2115.3	—	69.8	5,347.1	3,693.3	2,546.8	1,742.4
PR-KSO-2800m-08	W-100.000	MONT F3,G	PUD	302.4	2122.6	—	70.0	5,346.8	3,677.4	2,525.1	1,720.3
PR-KSO-2800m-09	W-100.000	MONT F3,G	PUD	302.4	2122.8	—	70.1	5,347.5	3,605.7	2,430.1	1,626.7
PR-KSO-2800m-10	W-100.000	MONT F3,G	PUD	302.4	2122.8	—	70.1	5,347.5	3,605.7	2,430.1	1,626.7
PR-KSO-2800m-11	W-100.000	MONT F3,G	PUD	302.1	2119.3	—	69.9	5,347.8	3,591.9	2,412.1	1,609.4
PR-KSO-2800m-12	W-100.000	MONT F3,G	PUD	302.1	2119.3	—	69.9	5,347.8	3,591.9	2,412.1	1,609.4
PR-KSO-2800m-13	W-100.000	MONT F3,G	PUD	301.8	2115.5	—	69.8	5,347.4	3,576.1	2,391.5	1,589.1
PR-KSO-2800m-14	W-100.000	MONT F3,G	PUD	301.4	2111.8	—	69.7	5,346.9	3,560.2	2,370.8	1,568.9
PR-KSO-2800m-15	W-100.000	MONT F3,G	PUD	301.4	2111.8	—	69.7	5,346.9	3,560.2	2,370.8	1,568.9
PR-KSO-2800m-16	W-100.000	MONT F3,G	PUD	301.1	2108.1	—	69.6	5,346.9	3,546.4	2,353.2	1,552.1
PR-KSO-2800m-17	W-100.000	MONT F3,G	PUD	301.1	2108.1	—	69.6	5,346.9	3,546.4	2,353.2	1,552.1
PR-KSO-2800m-18	W-100.000	MONT F3,G	PUD	300.8	2104.3	—	69.4	5,346.0	3,530.4	2,332.8	1,532.3
PR-KSO-2800m-19	W-100.000	MONT F3,G	PUD	300.8	2104.3	—	69.4	5,346.0	3,530.4	2,332.8	1,532.3
PR-KSO-2800m-20	W-100.000	MONT F3,G	PUD	301.7	2115.3	—	69.8	5,346.0	3,517.3	2,315.8	1,516.0
PR-KSO-2800m-21	W-100.000	MONT F3,G	PUD	302.0	2118.9	—	69.9	5,345.5	3,486.7	2,276.2	1,477.7
PR-KSO-2800m-22	W-100.000	MONT F3,G	PUD	301.7	2115.4	—	69.8	5,346.5	3,475.3	2,262.0	1,464.7
PR-KSO-2800m-23	W-100.000	MONT F3,G	PUD	302.1	2119.0	—	69.9	5,346.0	3,460.2	2,242.7	1,446.2
PR-KSO-2800m-24	W-100.000	MONT F3,G	PUD	301.7	2115.4	—	69.8	5,346.2	3,446.9	2,226.0	1,430.7
PR-KSO-2800m-25	W-100.000	MONT F3,G	PUD	302.4	2122.7	—	70.0	5,345.7	3,432.0	2,207.2	1,412.7
PR-KSO-2800m-26	W-100.000	MONT F3,G	PUD	302.1	2119.1	—	69.9	5,346.1	3,418.8	2,190.8	1,397.6
Subtotal 2.0 Undeveloped - Proved				30,248.7	223,372.7	—	7,371.3	511,887.1	341,713.8	228,099.3	151,065.3
Subtotal Karr				34,708.6	261,871.0	25.6	8,641.7	683,062.2	497,726.8	372,225.0	285,618.5

Simonette
1.0 Developed
100/12-29-063-25W5/0	W-100.000	MONT F3	PDP	22.8	173.1	—	0.8	125.3	120.9	117.0	113.4
100/02-13-063-26W5/0	W-100.000	MONT F3	PDP	44.9	172.6	—	0.8	699.1	658.3	623.0	592.0
100/01-24-063-26W5/0	W-100.000	MONT F3	PDP	5.8	19.9	—	0.1	25.6	25.0	24.4	23.8
100/01-36-063-26W5/0	W-100.000	MONT F3	PDP	7.2	57.6	—	0.3	24.9	24.3	23.7	23.2
102/06-06-064-25W5/0	W-100.000	GETH	PDP	—	36.4	0.3	0.2	1.2	1.1	1.1	1.1
100/13-01-064-26W5/2	W-100.000	DUV	PDP	12.2	22.4	—	0.1	40.8	39.8	38.8	37.9
100/16-12-064-26W5/0	W-100.000	MONT F3	PDP	9.9	29.7	—	0.1	26.8	26.1	25.5	25.0
100/08-02-064-27W5/4	W-100.000	DUV	PDP	143.7	625.8	—	2.9	1,707.4	1,465.9	1,280.5	1,135.8
Subtotal 1.0 Developed				246.5	1,137.5	0.3	5.3	2,651.1	2,361.5	2,134.0	1,952.2

3.0 Undeveloped - Probable
A Simonette Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	—	—	—	—
Subtotal Simonette				246.5	1,137.5	0.3	5.3	2,651.1	2,361.5	2,134.0	1,952.2

Total				53,732.4	551,966.5	165.0	16,737.9	1,019,471.4	789,116.7	617,933.8	493,722.6

22-0163	2022-09-02 3:12:13 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 1
Eff. Date: December 31, 2019
Currency: CAD	Forecast of Production and Revenue Before Tax - Company Share
Constant Prices and Costs as of December 31, 2019
Proved Developed Producing Reserves

Total Company

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$	BOE/d
		WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales
	WI	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue
Year	Wells	Mbbl	$/bbl	M$	MMcf	$/Mcf	M$	Mbbl	$/bbl	M$	Mbbl	$/bbl	M$
2020	107.7	2704.8	66.40	179605.6	32610.3	1.94	63158.1	36.5	69.58	2542.8	957.7	35.66	34152.7	—	279459.2	24956
2021	102.1	1554.1	66.40	103186.0	22349.8	1.94	43297.5	30.2	69.58	2099.0	651.5	35.70	23259.1	—	171841.6	16331
2022	85.8	1085.9	66.42	72124.4	16499.0	1.94	31954.7	22.7	69.58	1578.4	481.1	35.79	17218.3	—	122875.8	11889
2023	78.9	845.9	66.42	56183.6	13097.2	1.94	25366.0	14.7	69.58	1022.8	381.3	35.82	13657.8	—	96230.3	9383
2024	73.1	678.0	66.43	45039.1	10693.9	1.94	20710.4	12.9	69.58	897.8	311.6	35.82	11161.9	—	77809.3	7609
2025	62.5	528.4	66.43	35101.7	8584.6	1.94	16625.0	11.4	69.58	796.1	250.5	35.80	8970.2	—	61493.0	6085
2026	57.7	437.9	66.43	29087.5	7195.2	1.94	13934.4	10.3	69.58	715.0	210.1	35.79	7518.8	—	51255.7	5089
2027	50.5	359.0	66.43	23846.7	5881.1	1.94	11389.9	9.2	69.58	643.6	172.1	35.74	6150.7	—	42030.9	4166
2028	44.2	293.8	66.42	19516.8	4726.8	1.94	9154.8	7.9	69.58	550.4	138.9	35.64	4951.6	—	34173.6	3356
2029	37.7	235.3	66.47	15637.0	3650.4	1.94	7067.5	5.0	69.58	350.4	108.3	35.60	3856.1	—	26911.0	2622
2030	28.4	169.7	66.47	11282.4	2562.0	1.94	4960.0	2.6	69.58	182.8	76.4	35.53	2713.9	—	19139.2	1851
2031	17.6	102.8	66.47	6832.3	1502.9	1.94	2909.7	1.5	69.58	103.6	45.3	35.34	1600.8	—	11446.3	1096
2032	9.8	57.8	66.47	3842.6	806.8	1.94	1561.9	—	—	—	24.3	35.33	859.4	—	6264.0	592
2033	6.4	35.5	66.47	2362.1	494.1	1.94	956.5	—	—	—	15.0	35.16	528.9	—	3847.5	364
2034	1.3	6.8	66.47	454.5	107.8	1.94	208.8	—	—	—	3.1	36.27	112.0	—	775.3	76
Rem.	—	2.1	66.47	139.0	36.2	1.94	70.1	—	—	—	1.0	36.69	37.2	—	246.3	25
Total	—	9097.9	66.42	604241.4	130798.3	1.94	253325.5	165.0	69.58	11482.6	3828.3	35.72	136749.3	—	1005798.9	—

	Crown Royalties			Freehold Royalties			Overriding Royalties							NPI Pymts. M$
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%
2020	24886.7	3272.4	21614.3	—	—	—	1373.5	—	1373.5	—	—	22987.8	8.2	—
2021	19384.1	2308.9	17075.2	—	—	—	972.8	—	972.8	—	—	18047.9	10.5	—
2022	15447.0	1691.6	13755.4	—	—	—	697.9	—	697.9	—	—	14453.3	11.8	—
2023	13985.9	1340.9	12645.0	—	—	—	554.9	—	554.9	—	—	13200.0	13.7	—
2024	11795.2	1076.3	10718.9	—	—	—	449.3	—	449.3	—	—	11168.1	14.4	—
2025	9537.5	855.9	8681.6	—	—	—	320.5	—	320.5	—	—	9002.1	14.6	—
2026	8070.8	721.0	7349.9	—	—	—	247.2	—	247.2	—	—	7597.1	14.8	—
2027	6303.4	547.6	5755.7	—	—	—	202.2	—	202.2	—	—	5957.9	14.2	—
2028	5116.4	439.4	4677.0	—	—	—	157.0	—	157.0	—	—	4834.0	14.1	—
2029	4026.3	336.5	3689.8	—	—	—	118.0	—	118.0	—	—	3807.8	14.1	—
2030	2815.7	233.3	2582.4	—	—	—	74.5	—	74.5	—	—	2657.0	13.9	—
2031	1674.7	135.7	1539.0	—	—	—	21.1	—	21.1	—	—	1560.1	13.6	—
2032	940.2	72.4	867.8	—	—	—	—	—	—	—	—	867.8	13.9	—
2033	559.2	43.7	515.5	—	—	—	—	—	—	—	—	515.5	13.4	—
2034	116.2	10.0	106.2	—	—	—	—	—	—	—	—	106.2	13.7	—
Rem.	37.3	3.4	33.9	—	—	—	—	—	—	—	—	33.9	13.8	—
Total	124696.6	13088.9	111607.6	—	—	—	5189.0	—	5189.0	—	—	116796.7	11.6	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2020	115768.2	12.67	—	140703.1	80.0	3900.0	3980.0	136723.1	136723.1	131404.0
2021	85484.7	14.34	—	68309.0	—	1600.0	1600.0	66709.0	203432.1	58094.2
2022	66383.9	15.30	299.5	41739.1	—	1600.0	1600.0	40139.1	243571.2	31759.6
2023	56399.6	16.47	—	26630.7	—	1600.0	1600.0	25030.7	268601.9	18001.2
2024	48677.1	17.48	—	17964.0	—	1600.0	1600.0	16364.0	284965.9	10698.6
2025	40180.3	18.09	—	12310.6	—	1440.0	1440.0	10870.6	295836.5	6459.9
2026	35121.9	18.91	—	8536.7	—	1280.0	1280.0	7256.7	303093.2	3921.2
2027	29208.2	19.21	—	6864.8	—	1120.0	1120.0	5744.8	308838.0	2821.8
2028	24684.3	20.09	—	4655.3	—	960.0	960.0	3695.3	312533.3	1652.2
2029	20223.8	21.13	—	2879.4	—	800.0	800.0	2079.4	314612.7	846.1
2030	14829.3	21.95	—	1652.9	—	640.0	640.0	1012.9	315625.5	375.7
2031	9042.0	22.60	—	844.2	—	480.0	480.0	364.2	315989.8	123.7
2032	4981.1	23.00	—	415.1	—	320.0	320.0	95.1	316084.8	30.0
2033	3184.8	23.96	—	147.2	—	160.0	160.0	-12.8	316072.1	-3.0
2034	636.2	22.80	—	32.9	—	—	—	32.9	316104.9	8.3
Rem.	210.3	23.00	25013.9	-25011.7	—	—	—	-25011.7	291093.2	-1270.4
Total	555015.6	15.91	25313.4	308673.2	80.0	17500.0	17580.0	291093.2	—	264923.2

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	9,248.8	9,097.9	—	7,773.2
Natural Gas (MMcf)	131,525.4	130,798.3	—	122,572.8
Condensate (Mbbl)	165.0	165.0	—	99.3
Natural Gas Liquids (Mbbl)	3,852.3	3,828.3	—	3,249.4
Total (MBOE)	35,187.0	34,890.9	—	31,550.7

Net Present Value Before Tax - M$
@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
291,093.2	282,854.5	264,923.2	247,945.9	233,326.5

RLI	3.15 yrs
Remaining Life	15.41 yrs
Price Schedule	C191231

22-0163	2022-09-02 3:12:24 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Proved Developed Producing Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
A Corporate
Facility
Corp ADR Facility CAPEX	W-100.000	Facility	NRA	—	—	—	—	-12,036.3	-2,612.4	-615.6	-156.3
Corp ADR Well CAPEX	W-100.000	Facility	NRA	—	—	—	—	-13,277.1	-3,066.7	-890.4	-374.8
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-14,845.0	-13,220.7	-11,928.4	-10,882.1
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-15,200.0	-11,935.3	-9,699.7	-8,109.0
Subtotal Facility				—	—	—	—	-55,358.4	-30,835.1	-23,134.1	-19,522.2
Subtotal A Corporate				—	—	—	—	-55,358.4	-30,835.1	-23,134.1	-19,522.2

Gold Creek
1.0 Developed
100/05-29-067-03W6/0	W-100.000	MONT G1	PDP	39.4	770.6	—	21.6	1,272.2	1,201.0	1,139.3	1,085.3
100/13-29-067-03W6/0	W-100.000	MONT G1	PDP	62.7	1298.3	—	36.4	1,983.5	1,822.5	1,689.0	1,576.8
100/04-30-067-03W6/0	W-100.000	MONT G1	PDP	137.5	1608.7	—	45.0	5,167.3	4,636.3	4,218.8	3,882.8
100/16-30-067-03W6/0	W-100.000	MONT G1	PDP	64.3	671.8	—	18.8	1,243.8	1,127.4	1,032.4	953.7
100/15-15-067-04W6/0	W-100.000	MONT G1	PDP	9.7	139.8	—	3.9	127.9	125.2	122.7	120.4
102/15-15-067-04W6/0	W-100.000	MONT G1	PDP	58.9	847.7	—	23.7	1,814.7	1,679.2	1,564.8	1,467.1
100/04-25-067-04W6/0	W-100.000	MONT G1	PDP	69.9	1438.2	—	40.3	2,268.0	2,072.5	1,912.0	1,778.3
102/04-25-067-04W6/0	W-100.000	MONT G1	PDP	102.3	1701.5	—	47.6	3,338.7	2,993.8	2,720.3	2,499.0
100/16-25-067-04W6/0	W-100.000	MONT G1	PDP	23.4	527.5	—	14.8	623.1	588.8	558.7	532.1
100/13-26-067-04W6/2	W-100.000	MONT G1	PDP	51.8	653.1	—	18.3	1,957.2	1,833.5	1,727.4	1,635.5
102/04-34-067-04W6/0	W-100.000	MONT G1	PDP	49.7	798.6	—	22.4	1,319.6	1,235.3	1,162.9	1,100.1
103/04-34-067-04W6/0	W-100.000	MONT G1	PDP	127.0	2400.8	—	67.2	4,448.7	3,952.8	3,567.1	3,259.9
104/04-34-067-04W6/0	W-100.000	MONT F3	PDP	39.0	736.2	—	20.6	1,517.5	1,430.4	1,355.0	1,289.2
100/05-34-067-04W6/0	W-100.000	MONT G1	PDP	24.3	477.9	—	13.4	545.9	522.4	501.4	482.6
102/05-34-067-04W6/0	W-100.000	MONT F3	PDP	58.4	830.4	—	23.3	2,111.6	1,983.7	1,873.4	1,777.6
103/05-34-067-04W6/0	W-100.000	MONT F3	PDP	66.8	1610.6	—	45.1	2,697.1	2,512.5	2,357.1	2,224.7
100/12-34-067-04W6/0	W-100.000	MONT G1	PDP	71.3	2085.0	—	58.4	2,598.3	2,358.9	2,164.7	2,004.5
102/12-34-067-04W6/0	W-100.000	MONT G1	PDP	37.6	1001.5	—	28.0	1,141.8	1,074.6	1,016.4	965.6
103/12-34-067-04W6/0	W-100.000	MONT F3	PDP	45.5	1390.8	—	38.9	2,082.4	1,965.8	1,865.0	1,777.2
102/13-34-067-04W6/0	W-100.000	MONT G1	PDP	—	5502.8	55.0	154.1	3,069.1	2,654.1	2,344.5	2,106.7
100/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	4238.3	42.4	118.7	1,977.2	1,740.2	1,557.8	1,413.9
102/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	3127.6	41.7	87.6	1,340.8	1,211.7	1,107.9	1,022.8
102/15-34-067-04W6/0	W-100.000	MONT G1	PDP	34.4	2010.6	—	56.3	1,584.7	1,470.5	1,374.1	1,291.9
100/16-34-067-04W6/0	W-100.000	MONT G1	PDP	101.8	3665.2	—	102.6	4,561.8	4,031.2	3,621.8	3,298.0
100/12-35-067-04W6/0	W-100.000	MONT G1	PDP	154.2	2359.7	—	66.1	6,143.2	5,325.3	4,715.5	4,246.3
100/13-35-067-04W6/0	W-100.000	MONT G1	PDP	118.1	2231.7	—	62.5	4,600.2	4,019.6	3,577.9	3,232.8
102/13-35-067-04W6/0	W-100.000	MONT G1	PDP	56.2	1668.8	—	46.7	2,015.1	1,841.4	1,698.6	1,579.4
100/12-36-067-04W6/0	W-100.000	MONT G1	PDP	102.3	1381.6	—	38.7	3,031.2	2,664.5	2,380.1	2,154.4
102/13-36-067-04W6/0	W-100.000	MONT G1	PDP	65.6	1239.5	—	34.7	2,499.1	2,309.8	2,151.5	2,017.4
103/13-36-067-04W6/0	W-100.000	MONT G1	PDP	13.4	193.0	—	5.4	202.8	195.7	189.3	183.5
100/03-05-068-03W6/0	W-100.000	MONT G1	PDP	149.3	2688.2	—	75.3	5,843.0	5,168.1	4,650.6	4,243.1
100/05-05-068-03W6/0	W-100.000	MONT G1	PDP	213.6	4325.7	—	121.1	10,869.9	9,673.0	8,772.4	8,071.9
100/06-05-068-03W6/0	W-100.000	MONT G1	PDP	194.8	3270.9	—	91.6	8,736.7	7,830.0	7,135.6	6,588.3
100/12-05-068-03W6/0	W-100.000	MONT G1	PDP	275.5	4773.4	—	133.7	13,469.4	11,814.5	10,605.8	9,687.5
100/13-05-068-03W6/0	W-100.000	MONT G1	PDP	219.5	3830.9	—	107.3	10,412.8	9,266.3	8,403.1	7,731.6
102/13-05-068-03W6/0	W-100.000	MONT G1	PDP	163.9	2462.1	—	68.9	7,206.7	6,555.1	6,041.2	5,626.1
103/13-05-068-03W6/0	W-100.000	MONT F3	PDP	153.2	2213.5	—	62.0	6,465.2	5,905.5	5,459.8	5,097.0
102/04-01-068-04W6/0	W-100.000	MONT G1	PDP	14.3	244.6	—	6.8	262.8	252.2	242.8	234.3
100/12-01-068-04W6/0	W-100.000	MONT G1	PDP	60.7	1639.0	—	45.9	2,320.0	2,103.4	1,927.6	1,782.4
102/13-01-068-04W6/0	W-100.000	MONT G1	PDP	76.8	1798.2	—	50.3	2,965.0	2,666.7	2,428.4	2,234.3
100/15-01-068-04W6/0	W-100.000	MONT G1	PDP	26.2	565.5	—	15.8	802.0	759.6	722.3	689.3
100/05-02-068-04W6/0	W-100.000	MONT G1	PDP	97.9	1674.1	—	46.9	3,480.0	3,093.8	2,791.2	2,548.8
102/16-02-068-04W6/0	W-100.000	MONT G1	PDP	101.1	1547.1	—	43.3	3,740.7	3,379.1	3,089.7	2,853.7
100/04-09-068-04W6/0	W-100.000	MONT G1	PDP	86.6	1869.9	—	52.4	3,056.0	2,742.4	2,492.9	2,290.5
100/06-10-068-04W6/0	W-100.000	MONT G1	PDP	117.5	2221.0	—	62.2	4,188.2	3,683.9	3,296.2	2,990.6
102/06-10-068-04W6/0	W-100.000	MONT G1	PDP	43.7	531.3	—	14.9	936.8	880.4	831.7	789.3
100/12-10-068-04W6/0	W-100.000	MONT F3	PDP	35.8	467.4	—	13.1	922.1	874.7	833.1	796.3
100/01-12-068-04W6/0	W-100.000	MONT G1	PDP	88.4	1476.1	—	41.3	3,664.5	3,362.3	3,113.3	2,905.1
100/01-15-068-04W6/0	W-100.000	MONT G1	PDP	54.2	967.5	—	27.1	2,087.7	1,940.2	1,815.9	1,709.9
100/04-15-068-04W6/0	W-100.000	MONT G1	PDP	76.5	825.8	—	23.1	1,522.1	1,362.8	1,235.2	1,131.2
100/12-15-068-04W6/0	W-100.000	MONT G1	PDP	120.6	1411.8	—	39.5	4,816.7	4,351.8	3,978.7	3,673.7
100/07-16-068-04W6/0	W-100.000	MONT G1	PDP	83.5	676.5	—	18.9	2,169.5	2,000.1	1,860.5	1,743.6
100/08-16-068-04W6/0	W-100.000	MONT G1	PDP	51.3	438.3	—	12.3	1,520.6	1,414.5	1,324.7	1,247.7
100/13-12-068-05W6/0	W-100.000	MONT G1	PDP	101.0	636.3	—	17.8	1,882.1	1,654.4	1,477.6	1,337.1
Subtotal 1.0 Developed				4,391.5	91,162.5	139.1	2,552.6	172,625.3	155,315.2	141,797.6	130,962.7
Subtotal Gold Creek				4,391.5	91,162.5	139.1	2,552.6	172,625.3	155,315.2	141,797.6	130,962.7

Karr
1.0 Developed
100/04-32-063-01W6/0	W-35.000	MONT G1	PDP	78.6	367.3	—	12.1	3,546.5	3,260.1	3,033.3	2,849.2
100/01-11-064-03W6/0	W-100.000	MONT G1	PDP	102.3	1900.6	—	62.7	3,739.6	3,355.9	3,052.1	2,806.6
100/05-16-064-03W6/0	W-100.000	MONT F3	PDP	207.5	1980.5	—	65.4	5,358.9	4,498.1	3,881.1	3,422.6
100/04-21-064-03W6/2	W-100.000	MONT F3	PDP	201.4	1385.6	—	45.7	4,594.4	3,867.4	3,343.3	2,952.1
100/14-21-064-03W6/0	W-100.000	MONT F3	PDP	157.9	936.9	—	30.9	4,667.5	4,177.8	3,797.6	3,494.9
102/13-26-064-03W6/0	W-100.000	MONT F3	PDP	176.9	2085.4	—	68.8	7,365.5	6,535.3	5,897.4	5,393.5
1S0/02-28-064-03W6/0	W-100.000	MONT G1	PDP	69.2	369.2	—	12.2	2,062.4	1,925.8	1,810.0	1,710.5
100/04-32-064-03W6/0	W-100.000	MONT F3	PDP	32.5	279.6	—	9.2	344.8	321.1	300.9	283.3
100/11-32-064-03W6/2	W-100.000	MONT G1	PDP	127.8	956.1	—	31.6	3,837.9	3,458.3	3,158.8	2,917.2
103/13-32-064-03W6/0	W-100.000	MONT F3	PDP	138.1	1356.5	—	44.8	5,374.3	4,832.9	4,403.0	4,054.6
100/15-03-065-03W6/2	W-100.000	MONT BD	PDP	9.3	87.6	—	2.9	65.7	64.0	62.5	61.1
100/16-03-065-03W6/0	W-100.000	MONT	PDP	63.3	43.5	—	1.4	1,493.0	1,395.9	1,313.1	1,241.6
		SXMTH
1S0/04-05-065-03W6/0	W-100.000	MONT F3	PDP	60.9	732.9	—	24.2	2,132.3	1,970.9	1,836.1	1,721.9

22-0163	2022-09-02 3:12:24 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Proved Developed Producing Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@0.0%	@5.0%	@10.0%	@15.0%
100/12-06-065-03W6/0	W-100.000	MONT G1	PDP	379.3	2411.5	-	79.6	19,199.5	17,914.4	16,864.8	15,989.6
100/07-08-065-03W6/0	W-100.000	MONT G1	PDP	23.7	181.6	-	6.0	259.9	248.5	238.4	229.3
100/08-08-065-03W6/0	W-100.000	MONT F3	PDP	83.5	966.9	-	31.9	2,948.0	2,672.4	2,449.8	2,266.8
100/04-16-065-03W6/0	W-100.000	MONT F3	PDP	4.2	65.5	-	2.2	0.4	-0.8	-2.0	-3.0
102/04-16-065-03W6/0	W-100.000	DUN	PDP	12.3	55.0	-	1.8	61.5	60.0	58.6	57.3
100/04-17-065-03W6/0	W-100.000	MONT G1	PDP	3.1	20.1	-	0.7	7.2	5.9	4.7	3.6
100/02-21-065-03W6/0	W-100.000	MONT F3	PDP	16.4	221.9	-	7.3	190.1	182.6	175.9	169.8
100/14-21-065-03W6/0	W-100.000	MONT F3	PDP	4.3	118.7	-	3.9	52.2	50.9	49.6	48.4
100/04-23-065-03W6/2	W-100.000	MONT F3	PDP	-	149.3	4.7	4.9	50.5	49.1	47.8	46.6
102/13-27-065-03W6/0	W-100.000	MONT F3	PDP	4.6	86.8	-	2.9	53.1	51.7	50.4	49.2
102/13-28-065-03W6/0	W-100.000	MONT F3	PDP	14.5	180.9	-	6.0	324.4	314.8	306.0	297.9
102/15-28-065-03W6/0	W-100.000	MONT F3	PDP	7.9	160.0	-	5.3	76.2	74.2	72.4	70.8
100/16-28-065-03W6/3	W-100.000	MONT F3	PDP	5.3	139.0	-	4.6	59.6	57.9	56.3	54.9
102/16-31-065-03W6/0	W-100.000	MONT G1	PDP	25.5	254.1	-	8.4	295.9	281.0	267.9	256.2
100/14-33-065-03W6/0	W-100.000	MONT F3	PDP	6.8	82.3	-	2.7	45.6	44.5	43.6	42.7
100/09-01-065-04W6/2	W-100.000	MONT G1	PDP	379.3	2411.5	-	79.6	19,033.0	17,773.9	16,745.4	15,887.2
103/09-01-065-04W6/0	W-100.000	MONT F3	PDP	379.8	2416.0	-	79.7	19,029.2	17,844.7	16,879.0	16,075.0
100/16-01-065-04W6/3	W-100.000	MONT F3	PDP	179.4	3084.9	-	101.8	7,374.0	6,321.0	5,549.5	4,964.6
102/16-01-065-04W6/0	W-100.000	MONT F3	PDP	339.1	2340.8	-	77.2	16,825.4	15,854.4	15,055.4	14,385.1
100/13-34-065-04W6/4	W-100.000	MONT G1	PDP	127.5	702.4	-	23.2	3,824.6	3,456.0	3,162.9	2,924.7
100/04-02-066-03W6/3	W-100.000	MONT F3	PDP	11.8	80.8	-	2.7	98.3	96.1	94.1	92.2
103/01-07-066-03W6/0	W-100.000	MONT G1	PDP	177.0	962.9	-	31.8	6,044.7	5,368.2	4,847.7	4,435.7
104/01-07-066-03W6/0	W-100.000	MONT G1	PDP	166.6	1358.4	-	44.8	6,008.7	5,353.2	4,845.7	4,442.4
100/08-07-066-03W6/0	W-100.000	MONT F3	PDP	46.5	253.1	-	8.4	1,236.6	1,160.6	1,095.3	1,038.5
100/16-08-066-03W6/2	W-75.000	MONT F3	PDP	3.8	97.4	-	3.2	34.3	33.4	32.6	31.8
102/13-09-066-03W6/0	W-100.000	MONT G1	PDP	8.4	61.6	-	2.0	54.9	53.4	52.0	50.7
100/16-10-066-03W6/2	W-75.000	MONT G1	PDP	10.9	37.6	-	1.2	67.4	65.7	64.2	62.8
100/02-16-066-03W6/0	W-100.000	MONT G1	PDP	48.6	104.6	-	3.5	684.7	645.7	611.8	582.1
100/08-21-066-03W6/0	W-100.000	MONT G1	PDP	43.2	204.4	-	6.7	998.8	938.4	886.3	840.9
102/14-13-066-04W6/2	W-100.000	MONT G1	PDP	-	299.9	20.9	9.9	150.4	142.7	135.9	129.9
102/16-23-066-04W6/0	W-100.000	MONT G1	PDP	6.7	66.0	-	2.2	60.5	58.9	57.5	56.2
100/12-24-066-04W6/0	W-100.000	MONT G1	PDP	165.4	1911.6	-	63.1	6,552.5	5,897.5	5,387.2	4,979.5
102/12-24-066-04W6/0	W-100.000	MONT F3	PDP	116.7	1799.2	-	59.4	5,115.5	4,673.7	4,316.1	4,021.3
103/12-24-066-04W6/0	W-100.000	MONT G1	PDP	232.1	2729.4	-	90.1	9,775.0	8,605.0	7,734.1	7,063.3
Subtotal 1.0 Developed				4,459.9	38,498.3	25.6	1,270.4	171,175.1	156,013.0	144,125.7	134,553.2
Subtotal Karr				4,459.9	38,498.3	25.6	1,270.4	171,175.1	156,013.0	144,125.7	134,553.2

Simonette
1.0 Developed
100/12-29-063-25W5/0	W-100.000	MONT F3	PDP	22.8	173.1	-	0.8	125.3	120.9	117.0	113.4
100/02-13-063-26W5/0	W-100.000	MONT F3	PDP	44.9	172.6	-	0.8	699.1	658.3	623.0	592.0
100/01-24-063-26W5/0	W-100.000	MONT F3	PDP	5.8	19.9	-	0.1	25.6	25.0	24.4	23.8
100/01-36-063-26W5/0	W-100.000	MONT F3	PDP	7.2	57.6	-	0.3	24.9	24.3	23.7	23.2
102/06-06-064-25W5/0	W-100.000	GETH	PDP	-	36.4	0.3	0.2	1.2	1.1	1.1	1.1
100/13-01-064-26W5/2	W-100.000	DUV	PDP	12.2	22.4	-	0.1	40.8	39.8	38.8	37.9
100/16-12-064-26W5/0	W-100.000	MONT F3	PDP	9.9	29.7	-	0.1	26.8	26.1	25.5	25.0
100/08-02-064-27W5/4	W-100.000	DUV	PDP	143.7	625.8	-	2.9	1,707.4	1,465.9	1,280.5	1,135.8
Subtotal 1.0 Developed				246.5	1,137.5	0.3	5.3	2,651.1	2,361.5	2,134.0	1,952.2
Subtotal Simonette				246.5	1,137.5	0.3	5.3	2,651.1	2,361.5	2,134.0	1,952.2

Total				9,097.9	130,798.3	165.0	3,828.3	291,093.2	282,854.5	264,923.2	247,945.9

22-0163	2022-09-02 3:12:24 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 1
Eff. Date: December 31, 2019
Currency: CAD	Forecast of Production and Revenue Before Tax - Company Share
Constant Prices and Costs as of December 31, 2019
Proved Undeveloped Reserves

Total Company

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$	BOE/d
		WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales
	WI	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue
Year	Wells	Mbbl	$/bbl	M$	MMcf	$/Mcf	M$	Mbbl	$/bbl	M$	Mbbl	$/bbl	M$
2020	15.7	1142.6	66.47	75946.9	13221.1	1.94	25596.1	—	—	—	374.2	36.48	13653.7	—	115196.7	10165
2021	48.3	3562.8	66.47	236817.2	39471.2	1.94	76416.3	—	—	—	1126.7	36.33	40928.4	—	354161.8	30871
2022	80.2	4473.2	66.47	297336.5	38737.9	1.94	74996.5	—	—	—	1136.5	35.82	40710.8	—	413043.8	33058
2023	119.9	6733.9	66.47	447605.5	48619.0	1.94	94126.4	—	—	—	1486.4	35.09	52156.2	—	593888.1	44722
2024	161.3	8148.8	66.47	541648.7	56841.2	1.94	110044.6	—	—	—	1787.8	34.60	61861.4	—	713554.6	53033
2025	172.0	5206.9	66.47	346103.9	46890.6	1.94	90780.1	—	—	—	1472.1	34.63	50984.0	—	487868.0	39710
2026	172.0	3195.4	66.47	212399.8	33365.0	1.94	64594.7	—	—	—	1043.2	34.70	36201.9	—	313196.4	26848
2027	172.0	2355.0	66.47	156536.1	26180.8	1.94	50685.9	—	—	—	816.2	34.75	28364.6	—	235586.7	20643
2028	172.0	1876.6	66.47	124740.2	21649.0	1.94	41912.4	—	—	—	673.4	34.79	23428.4	—	190081.1	16826
2029	172.0	1554.0	66.47	103296.1	18377.3	1.94	35578.5	—	—	—	570.7	34.82	19870.1	—	158744.6	14213
2030	172.0	1328.3	66.47	88291.8	15986.2	1.94	30949.3	—	—	—	495.7	34.84	17272.8	—	136513.9	12297
2031	172.0	1157.2	66.47	76921.9	14103.9	1.94	27305.1	—	—	—	436.9	34.86	15231.6	—	119458.7	10808
2032	170.8	1019.6	66.47	67771.6	12559.8	1.94	24315.8	—	—	—	388.8	34.87	13559.1	—	105646.6	9568
2033	169.7	901.4	66.47	59913.4	11187.8	1.94	21659.6	—	—	—	346.2	34.88	12075.1	—	93648.2	8527
2034	154.9	754.5	66.47	50154.0	9275.8	1.94	17957.9	—	—	—	288.9	34.77	10043.8	—	78155.7	7094
Rem.	—	1224.3	66.47	81377.6	14701.6	1.94	28462.4	—	—	—	465.8	34.48	16059.3	—	125899.2	1889
Total	—	44634.6	66.47	2966861.2	421168.2	1.94	815381.7	—	—	—	12909.6	35.04	452401.1	—	4234644.0	—

	Crown Royalties			Freehold Royalties			Overriding Royalties							NPI Pymts. M$
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%
2020	5590.9	1110.8	4480.1	—	—	—	—	—	—	—	—	4480.1	3.9	—
2021	17551.1	3439.8	14111.3	—	—	—	—	—	—	—	—	14111.3	4.0	—
2022	24841.0	3513.6	21327.4	—	—	—	—	—	—	—	—	21327.4	5.2	—
2023	39328.3	4445.3	34883.0	—	—	—	—	—	—	—	—	34883.0	5.9	—
2024	47375.2	5104.8	42270.4	—	—	—	—	—	—	—	—	42270.4	5.9	—
2025	36619.6	4113.7	32505.9	—	—	—	—	—	—	—	—	32505.9	6.7	—
2026	31941.4	2872.6	29068.8	—	—	—	—	—	—	—	—	29068.8	9.3	—
2027	33331.0	2299.0	31032.0	—	—	—	—	—	—	—	—	31032.0	13.2	—
2028	30937.8	1933.1	29004.7	—	—	—	—	—	—	—	—	29004.7	15.3	—
2029	26016.8	1644.3	24372.5	—	—	—	—	—	—	—	—	24372.5	15.4	—
2030	22166.0	1428.9	20737.1	—	—	—	—	—	—	—	—	20737.1	15.2	—
2031	18833.8	1249.5	17584.3	—	—	—	—	—	—	—	—	17584.3	14.7	—
2032	15819.6	1093.8	14725.9	—	—	—	—	—	—	—	—	14725.9	13.9	—
2033	12908.1	949.4	11958.7	—	—	—	—	—	—	—	—	11958.7	12.8	—
2034	9816.7	763.8	9052.9	—	—	—	—	—	—	—	—	9052.9	11.6	—
Rem.	13797.6	1156.7	12640.9	—	—	—	—	—	—	—	—	12640.9	10.0	—
Total	386874.9	37119.1	349755.8	—	—	—	—	—	—	—	—	349755.8	8.3	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2020	35860.1	9.64	—	74856.5	153350.0	24800.0	178150.0	-103293.5	-103293.5	-97057.2
2021	113546.8	10.08	—	226503.7	128100.0	19200.0	147300.0	79203.7	-24089.8	66810.0
2022	128164.8	10.62	—	263551.6	292150.0	86600.0	378750.0	-115198.4	-139288.2	-93380.9
2023	177312.5	10.86	—	381692.7	324275.0	32000.0	356275.0	25417.7	-113870.5	18461.8
2024	215759.6	11.12	—	455524.7	277500.0	31200.0	308700.0	146824.7	32954.2	93908.8
2025	174077.8	12.01	—	281284.3	—	960.0	960.0	280324.3	313278.5	166975.7
2026	131282.5	13.40	—	152845.1	—	1120.0	1120.0	151725.1	465003.6	82006.1
2027	111589.9	14.81	—	92964.9	—	1280.0	1280.0	91684.9	556688.5	45025.1
2028	99049.9	16.08	—	62026.5	—	1440.0	1440.0	60586.5	617274.9	27036.9
2029	90210.5	17.39	—	44161.7	—	1600.0	1600.0	42561.7	659836.6	17259.1
2030	83801.3	18.67	—	31975.5	—	1520.0	1520.0	30455.5	690292.1	11227.7
2031	78794.1	19.97	—	23080.3	—	1440.0	1440.0	21640.3	711932.3	7253.4
2032	74432.8	21.26	—	16487.8	—	1360.0	1360.0	15127.8	727060.2	4612.7
2033	70615.4	22.69	—	11074.2	—	1280.0	1280.0	9794.2	736854.3	2715.7
2034	62158.2	24.01	—	6944.5	—	1200.0	1200.0	5744.5	742598.9	1450.0
Rem.	104439.0	25.22	20640.0	-11820.7	—	2400.0	2400.0	-14220.7	728378.2	-1294.2
Total	1751095.1	13.71	20640.0	2113153.2	1175375.0	209400.0	1384775.0	728378.2	—	353010.6

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	44,634.6	44,634.6	—	40,059.2
Natural Gas (MMcf)	421,168.2	421,168.2	—	400,109.8
Natural Gas Liquids (Mbbl)	12,909.6	12,909.6	—	11,733.7
Total (MBOE)	127,738.9	127,738.9	—	118,477.8

Net Present Value Before Tax - M$
@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
728,378.2	506,262.1	353,010.6	245,776.7	169,453.7

RLI	26.41 yrs
Remaining Life	20.08 yrs
Price Schedule	C191231

22-0163	2022-09-02 3:12:26 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Proved Undeveloped Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
A Corporate
Facility
Corp Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	-48,000.0	-43,449.0	-39,512.2	-36,084.2
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-64,332.1	-48,937.2	-38,608.8	-31,373.9
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-18,800.0	-11,938.7	-8,078.8	-5,774.1
Corp Water CAPEX	W-100.000	Facility	NRA	—	—	—	—	-5,000.0	-4,489.3	-4,051.0	-3,672.2
Subtotal Facility				—	—	—	—	-136,132.1	-108,814.2	-90,250.8	-76,904.3
Subtotal A Corporate				—	—	—	—	-136,132.1	-108,814.2	-90,250.8	-76,904.3

Gold Creek
2.0 Undeveloped - Proved
100/01-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,385.8	9,722.2	8,464.3	7,485.7
102/01-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,384.8	9,721.3	8,463.5	7,485.0
100/08-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,377.7	9,714.8	8,457.5	7,479.5
100/09-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,374.6	9,712.0	8,454.9	7,477.1
102/09-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	11,375.6	9,712.9	8,455.8	7,477.9
100/16-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	8,776.8	7,119.3	5,867.0	4,893.9
102/16-09-068-03W6/0	W-100.000	MONT G1	PUD	303.2	4361.4	—	122.1	8,780.8	7,122.9	5,870.4	4,897.0
103/16-09-068-03W6/0	W-100.000	MONT F3	PUD	216.7	3090.5	—	86.5	4,711.9	3,640.9	2,819.6	2,181.4
100/16-09-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,796.1	6,531.8	5,552.3	4,780.8
102/16-09-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,804.2	6,538.7	5,558.3	4,786.0
103/12-10-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,798.2	6,533.7	5,553.9	4,782.2
100/02-16-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,756.1	6,497.5	5,522.6	4,755.0
100/06-16-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,725.6	6,471.1	5,499.7	4,734.9
102/07-16-068-04W6/0	W-100.000	MONT G1	PUD	236.7	3090.7	—	86.5	7,745.7	6,488.6	5,514.9	4,748.2
GC Core 4-6 Por 2400m-01	W-100.000	MONT G1	PUD	201.4	2599.4	—	72.8	3,901.9	3,017.6	2,326.4	1,782.4
GC Core 4-6 Por 2400m-02	W-100.000	MONT G1	PUD	200.2	2580.9	—	72.3	3,902.3	2,970.4	2,256.6	1,705.3
GC Core 4-6 Por 2400m-03	W-100.000	MONT G1	PUD	200.2	2580.9	—	72.3	3,902.3	2,970.4	2,256.6	1,705.3
GC Core 4-6 Por 2400m-04	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-05	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-06	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-07	W-100.000	MONT G1	PUD	199.8	2576.0	—	72.1	3,901.3	2,956.9	2,237.0	1,683.7
GC Core 4-6 Por 2400m-08	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-09	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-10	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-11	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-12	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-13	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,901.3	2,946.1	2,220.8	1,665.9
GC Core 4-6 Por 2400m-28	W-100.000	MONT G1	PUD	201.1	2594.7	—	72.7	3,895.9	2,498.9	1,611.9	1,041.5
GC Core 4-6 Por 2400m-29	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,896.1	2,489.2	1,599.7	1,030.2
GC Core 4-6 Por 2400m-30	W-100.000	MONT G1	PUD	200.8	2590.1	—	72.5	3,896.1	2,489.2	1,599.7	1,030.2
GC Core 4-6 Por 2400m-31	W-100.000	MONT G1	PUD	201.4	2599.4	—	72.8	3,895.9	2,478.5	1,586.2	1,017.2
GC Core 4-6 Por 2800m-07	W-100.000	MONT G1	PUD	237.7	3104.7	—	86.9	5,049.7	3,477.6	2,415.4	1,685.7
GC Core 4-6 Por 2800m-08	W-100.000	MONT G1	PUD	237.7	3104.7	—	86.9	5,049.7	3,477.6	2,415.4	1,685.7
GC Core 4-6 Por 2800m-09	W-100.000	MONT G1	PUD	237.7	3104.7	—	86.9	5,049.7	3,477.6	2,415.4	1,685.7
GC Core 4-6 Por 2800m-10	W-100.000	MONT G1	PUD	237.3	3100.1	—	86.8	5,049.2	3,462.2	2,394.8	1,664.7
GC Core 4-6 Por 2800m-11	W-100.000	MONT G1	PUD	237.3	3100.1	—	86.8	5,049.2	3,462.2	2,394.8	1,664.7
GC Core 6+ Por 2600-01	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-02	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-03	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-04	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-05	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core 6+ Por 2600-06	W-100.000	MONT G1	PUD	260.1	3750.9	—	105.0	6,796.2	5,329.8	4,235.8	3,402.3
GC Core F3 2400-01	W-100.000	MONT F3	PUD	183.6	2615.5	—	73.2	3,651.6	2,671.4	1,952.8	1,422.3
GC Core F3 2400-02	W-100.000	MONT F3	PUD	183.6	2615.5	—	73.2	3,651.6	2,671.4	1,952.8	1,422.3
GC Core F3 2400-03	W-100.000	MONT F3	PUD	183.0	2606.3	—	73.0	3,652.9	2,652.2	1,925.5	1,393.6
GC Core F3 2400-04	W-100.000	MONT F3	PUD	183.0	2606.3	—	73.0	3,652.9	2,652.2	1,925.5	1,393.6
GC Core F3 2600-01	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-02	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-03	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-04	W-100.000	MONT F3	PUD	200.4	2848.6	—	79.8	4,220.6	3,236.8	2,483.8	1,901.8
GC Core F3 2600-05	W-100.000	MONT F3	PUD	200.0	2843.7	—	79.6	4,220.1	3,222.3	2,462.3	1,877.5
GC Core F3 2600-06	W-100.000	MONT F3	PUD	200.0	2843.7	—	79.6	4,220.1	3,222.3	2,462.3	1,877.5
GC Core F3 2600-07	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2600-08	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2600-09	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2600-10	W-100.000	MONT F3	PUD	200.4	2848.9	—	79.8	4,221.8	3,213.6	2,449.1	1,863.3
GC Core F3 2800-02	W-100.000	MONT F3	PUD	216.4	3085.7	—	86.4	4,711.4	3,624.7	2,795.4	2,154.0
GC Core F3 2800-03	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-04	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-05	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-06	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-07	W-100.000	MONT F3	PUD	216.7	3090.7	—	86.5	4,710.3	3,370.3	2,425.8	1,750.2
GC Core F3 2800-08	W-100.000	MONT F3	PUD	216.4	3085.8	—	86.4	4,709.9	3,355.5	2,405.1	1,728.3
GC Core F3 2800-09	W-100.000	MONT F3	PUD	216.4	3085.8	—	86.4	4,709.9	3,355.5	2,405.1	1,728.3
Subtotal 2.0 Undeveloped - Proved				14,385.9	197,795.6	—	5,538.3	352,623.2	273,362.5	215,162.1	171,615.8
Subtotal Gold Creek				14,385.9	197,795.6	—	5,538.3	352,623.2	273,362.5	215,162.1	171,615.8

Karr
2.0 Undeveloped - Proved
102/05-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
100/12-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
100/13-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4
102/14-21-064-03W6/0	W-100.000	MONT F3	PUD	267.2	1840.1	—	60.7	5,985.3	4,448.2	3,332.9	2,514.4

22-0163	2022-09-02 3:12:28 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Proved Undeveloped Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
100/07-06-066-03W6/0	W-100.000	MONT G1	PUD	197.6	1338.7	—	44.2	4,737.5	3,945.8	3,303.3	2,779.8
102/09-06-066-03W6/0	W-100.000	MONT F3	PUD	197.6	1338.7	—	44.2	4,751.8	3,955.6	3,310.1	2,784.6
PR-KNW F-2400m-001	W-100.000	MONT F3	PUD	201.4	2100.7	—	69.3	2,362.2	1,442.0	821.3	403.2
PR-KNW F-2800m-001	W-100.000	MONT F3	PUD	239.1	2516.3	—	83.0	3,155.1	2,160.8	1,400.9	815.9
PR-KNW F-2800m-002	W-100.000	MONT F3	PUD	238.5	2508.0	—	82.8	3,156.1	2,128.7	1,361.4	784.2
PR-KNW F-2800m-004	W-100.000	MONT F3	PUD	237.9	2499.3	—	82.5	3,153.9	1,983.7	1,186.8	640.8
PR-KNW F-2800m-005	W-100.000	MONT F3	PUD	238.2	2503.4	—	82.6	3,153.0	1,974.5	1,175.9	631.7
PR-KNW F-2800m-006	W-100.000	MONT F3	PUD	238.5	2507.9	—	82.8	3,153.2	1,967.4	1,167.7	625.6
PR-KNW F-2800m-008	W-100.000	MONT F3	PUD	238.6	2508.1	—	82.8	3,153.8	1,905.3	1,097.0	571.3
PR-KNW F-2800m-009	W-100.000	MONT F3	PUD	238.5	2507.9	—	82.8	3,152.1	1,873.5	1,061.8	544.6
PR-KNW F-2800m-010	W-100.000	MONT F3	PUD	238.5	2507.9	—	82.8	3,152.1	1,873.5	1,061.8	544.6
PR-KNW F-2800m-011	W-100.000	MONT F3	PUD	239.1	2516.4	—	83.0	3,151.6	1,865.1	1,052.3	537.0
PR-KNW F-2800m-012	W-100.000	MONT F3	PUD	238.8	2512.1	—	82.9	3,151.3	1,856.3	1,042.5	529.1
PR-KNW F-2800m-013	W-100.000	MONT F3	PUD	238.5	2508.0	—	82.8	3,152.0	1,835.8	1,020.7	514.1
PR-KNW F-2800m-014	W-100.000	MONT F3	PUD	238.5	2508.0	—	82.8	3,152.0	1,835.8	1,020.7	514.1
PR-KNW F-2800m-015	W-100.000	MONT F3	PUD	239.1	2516.6	—	83.0	3,151.5	1,827.7	1,011.6	506.9
PR-KNW F-2800m-016	W-100.000	MONT F3	PUD	237.6	2494.8	—	82.3	3,150.3	1,788.3	969.7	476.0
PR-KNW F-2800m-017	W-100.000	MONT F3	PUD	237.6	2494.8	—	82.3	3,150.3	1,788.3	969.7	476.0
PR-KNW F-2800m-018	W-100.000	MONT F3	PUD	238.5	2507.7	—	82.8	3,150.0	1,782.0	963.1	471.5
PR-KNW G-2400m-001	W-100.000	MONT G	PUD	255.2	2154.3	—	71.1	4,337.1	2,933.7	1,979.8	1,322.8
PR-KNW G-2800m-001	W-100.000	MONT G	PUD	299.8	2542.5	—	83.9	5,506.7	4,134.2	3,099.6	2,304.3
PR-KNW G-2800m-002	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,506.4	4,019.8	2,934.4	2,127.0
PR-KNW G-2800m-003	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,506.4	4,019.8	2,934.4	2,127.0
PR-KNW G-2800m-005	W-100.000	MONT G	PUD	300.7	2552.6	—	84.2	5,503.4	3,869.7	2,724.4	1,906.5
PR-KNW G-2800m-006	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,505.1	3,859.1	2,710.2	1,893.2
PR-KNW G-2800m-007	W-100.000	MONT G	PUD	300.1	2546.0	—	84.0	5,504.3	3,763.2	2,580.3	1,761.2
PR-KNW G-2800m-008	W-100.000	MONT G	PUD	300.1	2545.8	—	84.0	5,502.6	3,701.0	2,498.2	1,679.6
PR-KNW G-2800m-009	W-100.000	MONT G	PUD	300.4	2549.5	—	84.1	5,503.6	3,644.8	2,424.7	1,608.3
PR-KNW G-2800m-010	W-100.000	MONT G	PUD	300.1	2546.0	—	84.0	5,503.1	3,628.6	2,403.9	1,588.0
PR-KNW G-2800m-011	W-100.000	MONT G	PUD	300.1	2546.0	—	84.0	5,502.7	3,583.4	2,345.8	1,531.8
PR-KNW G-2800m-012	W-100.000	MONT G	PUD	299.8	2542.6	—	83.9	5,502.9	3,569.6	2,328.3	1,515.4
PR-KNW G-2800m-013	W-100.000	MONT G	PUD	299.8	2542.6	—	83.9	5,502.9	3,569.6	2,328.3	1,515.4
PR-KNW G-2800m-014	W-100.000	MONT G	PUD	299.4	2539.1	—	83.8	5,502.1	3,553.7	2,308.2	1,496.1
PR-KNW G-2800m-015	W-100.000	MONT G	PUD	300.7	2552.6	—	84.2	5,500.6	3,509.2	2,252.1	1,442.7
PR-KNW G-2800m-016	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,501.7	3,497.6	2,237.8	1,429.9
PR-KNW G-2800m-017	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,501.7	3,497.6	2,237.8	1,429.9
PR-KNW G-2800m-018	W-100.000	MONT G	PUD	300.1	2545.9	—	84.0	5,501.2	3,482.2	2,218.6	1,411.8
PR-KNW G-2800m-019	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,500.9	3,425.6	2,148.8	1,347.2
PR-KNW G-2800m-020	W-100.000	MONT G	PUD	300.4	2549.4	—	84.1	5,500.9	3,425.6	2,148.8	1,347.2
PR-KNW G-2800m-021	W-100.000	MONT G	PUD	300.1	2545.9	—	84.0	5,500.5	3,410.4	2,130.3	1,330.0
PR-KNW G-2800m-022	W-100.000	MONT G	PUD	299.8	2542.5	—	83.9	5,500.6	3,397.2	2,114.3	1,315.6
PR-KNW G-2800m-023	W-100.000	MONT G	PUD	299.8	2542.5	—	83.9	5,500.6	3,397.2	2,114.3	1,315.6
PR-KSO SE-2800m-01	W-100.000	MONT F3,G	PUD	298.7	1245.5	—	41.1	4,423.3	3,110.5	2,154.8	1,453.4
PR-KSO SE-2800m-02	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,424.6	3,089.5	2,126.7	1,426.8
PR-KSO SE-2800m-03	W-100.000	MONT F3,G	PUD	297.7	1238.5	—	40.9	4,422.6	3,037.6	2,058.7	1,360.9
PR-KSO SE-2800m-04	W-100.000	MONT F3,G	PUD	299.4	1250.2	—	41.3	4,422.6	3,013.6	2,026.5	1,329.4
PR-KSO SE-2800m-05	W-100.000	MONT F3,G	PUD	298.8	1245.6	—	41.1	4,422.6	2,988.5	1,993.8	1,298.1
PR-KSO SE-2800m-06	W-100.000	MONT F3,G	PUD	298.7	1245.5	—	41.1	4,421.8	2,961.7	1,958.7	1,263.9
PR-KSO SE-2800m-07	W-100.000	MONT F3,G	PUD	298.4	1243.3	—	41.0	4,422.4	2,917.0	1,902.2	1,211.9
PR-KSO SE-2800m-08	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,421.7	2,893.4	1,872.2	1,184.1
PR-KSO SE-2800m-09	W-100.000	MONT F3,G	PUD	299.4	1250.3	—	41.3	4,421.6	2,869.9	1,842.5	1,156.5
PR-KSO SE-2800m-10	W-100.000	MONT F3,G	PUD	298.8	1245.7	—	41.1	4,421.6	2,846.1	1,812.9	1,129.5
PR-KSO SE-2800m-11	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,421.3	2,833.6	1,797.2	1,114.8
PR-KSO SE-2800m-12	W-100.000	MONT F3,G	PUD	298.8	1245.6	—	41.1	4,420.8	2,820.6	1,781.3	1,100.1
PR-KSO SE-2800m-13	W-100.000	MONT F3,G	PUD	299.1	1248.0	—	41.2	4,421.3	2,799.6	1,755.5	1,077.2
PR-KSO SE-2800m-14	W-100.000	MONT F3,G	PUD	298.1	1241.0	—	41.0	4,420.3	2,765.2	1,714.4	1,040.8
PR-KSO-2500m-001	W-100.000	MONT F3,G	PUD	267.9	1847.1	—	61.0	4,517.7	3,436.2	2,588.5	1,919.6
PR-KSO-2500m-002	W-100.000	MONT F3,G	PUD	267.5	1843.4	—	60.8	4,516.0	3,257.0	2,331.9	1,647.1
PR-KSO-2500m-003	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,517.6	3,248.5	2,320.4	1,636.3
PR-KSO-2500m-004	W-100.000	MONT F3,G	PUD	267.6	1843.7	—	60.8	4,517.0	3,234.3	2,300.5	1,615.6
PR-KSO-2500m-009	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,516.6	3,181.4	2,227.9	1,541.5
PR-KSO-2500m-010	W-100.000	MONT F3,G	PUD	266.9	1836.4	—	60.6	4,516.1	3,167.1	2,208.5	1,521.7
PR-KSO-2500m-011	W-100.000	MONT F3,G	PUD	266.3	1829.0	—	60.4	4,515.3	3,140.4	2,172.8	1,485.8
PR-KSO-2500m-012	W-100.000	MONT F3,G	PUD	267.2	1839.9	—	60.7	4,515.2	3,128.8	2,157.0	1,470.1
PR-KSO-2500m-013	W-100.000	MONT F3,G	PUD	267.6	1843.7	—	60.8	4,515.6	3,079.6	2,091.2	1,405.0
PR-KSO-2500m-014	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,515.8	3,067.8	2,075.8	1,390.1
PR-KSO-2500m-015	W-100.000	MONT F3,G	PUD	267.9	1847.3	—	61.0	4,515.2	3,054.6	2,058.2	1,372.6
PR-KSO-2500m-016	W-100.000	MONT F3,G	PUD	267.6	1843.8	—	60.8	4,515.6	3,042.9	2,043.0	1,358.1
PR-KSO-2500m-017	W-100.000	MONT F3,G	PUD	267.5	1843.6	—	60.8	4,513.9	2,991.1	1,976.0	1,292.9
PR-KSO-2500m-018	W-100.000	MONT F3,G	PUD	267.5	1843.6	—	60.8	4,513.7	2,953.6	1,927.7	1,246.5
PR-KSO-2500m-019	W-100.000	MONT F3,G	PUD	267.6	1843.7	—	60.8	4,514.0	2,931.1	1,899.3	1,220.1
PR-KSO-2500m-020	W-100.000	MONT F3,G	PUD	267.9	1847.3	—	61.0	4,513.7	2,907.3	1,869.2	1,191.8
PR-KSO-2500m-021	W-100.000	MONT F3,G	PUD	267.6	1843.8	—	60.8	4,514.2	2,896.2	1,855.5	1,179.2
PR-KSO-2500m-022	W-100.000	MONT F3,G	PUD	267.2	1840.1	—	60.7	4,513.9	2,883.3	1,839.4	1,164.1
PR-KSO-2500m-023	W-100.000	MONT F3,G	PUD	266.9	1836.4	—	60.6	4,513.4	2,870.3	1,823.3	1,149.1
PR-KSO-2500m-024	W-100.000	MONT F3,G	PUD	266.9	1836.4	—	60.6	4,513.4	2,870.3	1,823.3	1,149.1
PR-KSO-2500m-025	W-100.000	MONT F3,G	PUD	266.6	1832.8	—	60.5	4,513.4	2,859.1	1,809.7	1,136.7
PR-KSO-2500m-026	W-100.000	MONT F3,G	PUD	267.2	1839.9	—	60.7	4,512.5	2,835.6	1,780.7	1,110.1
PR-KSO-2800m-01	W-100.000	MONT F3,G	PUD	301.7	2115.4	—	69.8	5,348.3	3,755.1	2,630.4	1,826.9
PR-KSO-2800m-02	W-100.000	MONT F3,G	PUD	301.4	2111.6	—	69.7	5,347.7	3,738.3	2,607.6	1,803.6
PR-KSO-2800m-03	W-100.000	MONT F3,G	PUD	301.4	2111.6	—	69.7	5,347.7	3,738.3	2,607.6	1,803.6
PR-KSO-2800m-04	W-100.000	MONT F3,G	PUD	301.4	2111.6	—	69.7	5,347.7	3,738.3	2,607.6	1,803.6
PR-KSO-2800m-05	W-100.000	MONT F3,G	PUD	301.1	2108.0	—	69.6	5,347.6	3,723.7	2,588.0	1,784.1
PR-KSO-2800m-06	W-100.000	MONT F3,G	PUD	302.0	2118.9	—	69.9	5,346.8	3,707.6	2,566.0	1,761.5
PR-KSO-2800m-07	W-100.000	MONT F3,G	PUD	301.7	2115.3	—	69.8	5,347.1	3,693.3	2,546.8	1,742.4
PR-KSO-2800m-08	W-100.000	MONT F3,G	PUD	302.4	2122.6	—	70.0	5,346.8	3,677.4	2,525.1	1,720.3
PR-KSO-2800m-09	W-100.000	MONT F3,G	PUD	302.4	2122.8	—	70.1	5,347.5	3,605.7	2,430.1	1,626.7
PR-KSO-2800m-10	W-100.000	MONT F3,G	PUD	302.4	2122.8	—	70.1	5,347.5	3,605.7	2,430.1	1,626.7
PR-KSO-2800m-11	W-100.000	MONT F3,G	PUD	302.1	2119.3	—	69.9	5,347.8	3,591.9	2,412.1	1,609.4
PR-KSO-2800m-12	W-100.000	MONT F3,G	PUD	302.1	2119.3	—	69.9	5,347.8	3,591.9	2,412.1	1,609.4
PR-KSO-2800m-13	W-100.000	MONT F3,G	PUD	301.8	2115.5	—	69.8	5,347.4	3,576.1	2,391.5	1,589.1
PR-KSO-2800m-14	W-100.000	MONT F3,G	PUD	301.4	2111.8	—	69.7	5,346.9	3,560.2	2,370.8	1,568.9

22-0163	2022-09-02 3:12:28 PM

Prices: YE2019 SEC Prices	Hammerhead Resources Inc.	Table 2
Eff. Date: December 31, 2019
Currency: CAD	Reserves and Net Present Value by Property
Constant Prices and Costs as of December 31, 2019
Proved Undeveloped Reserves

Total Company

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@0.0%	@5.0%	@10.0%	@15.0%
PR-KSO-2800m-15	W-100.000	MONT F3,G	PUD	301.4	2111.8	—	69.7	5,346.9	3,560.2	2,370.8	1,568.9
PR-KSO-2800m-16	W-100.000	MONT F3,G	PUD	301.1	2108.1	—	69.6	5,346.9	3,546.4	2,353.2	1,552.1
PR-KSO-2800m-17	W-100.000	MONT F3,G	PUD	301.1	2108.1	—	69.6	5,346.9	3,546.4	2,353.2	1,552.1
PR-KSO-2800m-18	W-100.000	MONT F3,G	PUD	300.8	2104.3	—	69.4	5,346.0	3,530.4	2,332.8	1,532.3
PR-KSO-2800m-19	W-100.000	MONT F3,G	PUD	300.8	2104.3	—	69.4	5,346.0	3,530.4	2,332.8	1,532.3
PR-KSO-2800m-20	W-100.000	MONT F3,G	PUD	301.7	2115.3	—	69.8	5,346.0	3,517.3	2,315.8	1,516.0
PR-KSO-2800m-21	W-100.000	MONT F3,G	PUD	302.0	2118.9	—	69.9	5,345.5	3,486.7	2,276.2	1,477.7
PR-KSO-2800m-22	W-100.000	MONT F3,G	PUD	301.7	2115.4	—	69.8	5,346.5	3,475.3	2,262.0	1,464.7
PR-KSO-2800m-23	W-100.000	MONT F3,G	PUD	302.1	2119.0	—	69.9	5,346.0	3,460.2	2,242.7	1,446.2
PR-KSO-2800m-24	W-100.000	MONT F3,G	PUD	301.7	2115.4	—	69.8	5,346.2	3,446.9	2,226.0	1,430.7
PR-KSO-2800m-25	W-100.000	MONT F3,G	PUD	302.4	2122.7	—	70.0	5,345.7	3,432.0	2,207.2	1,412.7
PR-KSO-2800m-26	W-100.000	MONT F3,G	PUD	302.1	2119.1	—	69.9	5,346.1	3,418.8	2,190.8	1,397.6
Subtotal 2.0 Undeveloped — Proved				30,248.7	223,372.7	—	7,371.3	511,887.1	341,713.8	228,099.3	151,065.3
Subtotal Karr				30,248.7	223,372.7	—	7,371.3	511,887.1	341,713.8	228,099.3	151,065.3

Total				44,634.6	421,168.2	—	12,909.6	728,378.2	506,262.1	353,010.6	245,776.7

22-0163	2022-09-02 3:12:28 PM